                                                                   EXHIBIT 10.17

                                 CLOSING BOOK


                      STATE STREET BANK AND TRUST COMPANY
                           REVOLVING LINE OF CREDIT
                                      AND
                                   TERM LOAN
                                      TO
                              PC CONNECTION, INC.
                                 ("Borrower")


                                March 31, 1997

                      STATE STREET BANK AND TRUST COMPANY
                           REVOLVING LINE OF CREDIT
                                      AND
                                   TERM LOAN
                                      TO
                              PC CONNECTION, INC.
                                 ("Borrower")

                                March 31, 1997

                     ------------------------------------

                              DOCUMENTATION INDEX
                              -------------------

I.   DUE DILIGENCE
     -------------

1. Secretary's Certificate Re: Articles of Incorporation and Bylaws; Directors' Borrowing Resolutions and Officers' and Directors' Incumbency

2.   Articles of Incorporation Certified by New Hampshire Secretary of State

3.   Certificate of Legal Existence

4.   UCC-11 Search Results (Borrower)

     - NH Secretary of State
     - Milford (NH) Town Clerk
     - Keene (NH) City Clerk
     - Marlow (NH) City Clerk
     - Ohio Secretary of State
     - Clinton County (OH) Clerk

5. Insurance Certificates for Borrower (On ACCORD Forms 25-S and 27), including property, casualty and extended coverage, comprehensive general liability, products liability, worker's compensation, and directors and officers liability with Bank, successors and assigns named as lender loss payee

6.   Legal Opinion of Borrower's Counsel

7.   Inventory Financing Subordination Agreements, as Amended

     - IBM Corporation
     - Deutsch Financial Services Corporation

II.  LOAN DOCUMENTS
     --------------

8.   Amended and Restated Commercial Loan Agreement

9.   Revolving Credit Note

10.  Term Note

11.  Amended and Restated Security Agreement

12.  UCC-1 Financing Statements

     - New Hampshire Secretary of State
     - Milford, NH Town Clerk
     - Hillsborough County Registry of Deeds
     - Cheshire County Registry of Deeds
     - Ohio Secretary of State
     - Clinton County Recorder (OH)

13. Borrower Collateral Assignment of Leasehold Rights and Landlord's Waiver and Consent

     - Marlow NH
     - Keene NH
     - Milford NH
     - Wilmington NH

14.  Borrower's Certificate re Milford Lease

15.  Participation Agreements

     - Fleet Bank - NH
     - Keybank

16.  Participation Certificates with Addenda

17.  RSA 399-B Disclosure Statement

18.  Closing Statement/Disbursement Authorization

19.  Letter re Conditions of Closing

                             AMENDED AND RESTATED
                             --------------------
                           COMMERCIAL LOAN AGREEMENT
                           -------------------------

     AGREEMENT dated as of March 31,1997 by and between PC CONNECTION, INC., a New Hampshire corporation having its principal office at 528 Route 13, Milford, New Hampshire 03055 (the "BORROWER"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation having its principal office at 225 Franklin Street, Boston, Massachusetts 02110 (the "BANK").

     WHEREAS, the Bank and the Borrower are parties to a certain Revolving Credit Agreement dated as of December 10, 1993, as amended by four (4) certain amendments to said Revolving Credit Agreement and Related Loan Documents (as defined in the Revolving Credit Agreement, as amended) dated as of December 15, 1994, November 1, 1995, March 1, 1996 and November 14, 1996, respectively (collectively, the "Original Loan Agreement");

     WHEREAS, pursuant to the Original Loan Agreement, the Bank has extended to the Borrower a revolving credit in the maximum principal amount of Twenty Two Million Five Hundred Thousand Dollars ($22,500,000.00) (the "Original Revolving Credit") and a Bullet Loan (as defined in the Original Loan Agreement) in the principal amount of Five Million Dollars ($5,000,000.00);

     WHEREAS, the Borrower has requested that the Bank (1) increase the Original Revolving Credit in favor of the Borrower to the maximum principal amount of Thirty Million Dollars ($30,000,000.00), to be increased to Forty Million Dollars ($40,000,000.00) after March 1, 1998, and (2) make a five-year term loan to Borrower in the principal amount of Five Million Dollars ($5,000,000.00) (loans under the revolving credit and the term loan are individually a "Loan" and collectively, the "Loans");

     WHEREAS, the Bank has agreed to establish such an increased revolving credit and term loan, subject to the terms and conditions hereof; and,

     WHEREAS, this Agreement sets forth the terms and conditions of the Loans and amends and restates in its entirety the Original Loan Agreement.

     IN CONSIDERATION THEREOF, the parties hereto agree as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

     SECTION 1.01.  DEFINED TERMS.  As used in this Agreement, the following
                    -------------
terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

     "Account Receivable" or "Account" means any right to payment for goods sold
      ------------------      -------
or leased or for services rendered which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance.

     "Agreement" means this Amended and Restated Commercial Loan Agreement, as
      ---------
amended, supplemented, or modified from time to time.

     "Bank's Prime Rate" means the rate of interest announced by the Bank in
      -----------------
Boston from time to time as its "Prime Rate".

     "Borrowing Base" means as of any time the percentages set by the Bank of
      --------------
the Borrower's Qualified Certified Accounts and Qualified Inventory as of such time, all as determined by the Bank in its sole discretion, which determination shall be final and binding upon the Borrower, against which and only against which the Bank will make loans pursuant to Section 2.01 of this Agreement.
Until changed by the Bank, the Borrowing Base is the lesser of (i) Thirty
                                                     ---------
Million Dollars ($30,000,000.00) through March 1, 1998, increasing to Forty Million Dollars ($40,000,000.00) thereafter or (ii) the sum of (x) Seventy Five
                                            --
Percent (75%) of the Qualified Certified Accounts and (y) Fifty Percent (50%) of Qualified Inventory, subject to the following qualifications: In no event shall the total amount advanced hereunder against Qualified Inventory exceed Fifteen Million Dollars ($15,000,000.00) through March 1, 1998 and Twenty Million Dollars ($20,000,000.00) thereafter; and in no event shall the Borrowing Base exceed the sum of Thirty Million Dollars ($30,000,000.00) through March 1, 1998 and Forty Million Dollars ($40,000,000.00) thereafter. The Bank reserves the right in its sole discretion and upon reasonable prior notice (i) to modify the percentage of Qualified Inventory included in the Borrowing Base or the total amount which may be advanced against Qualified Inventory or (ii) to eliminate Qualified Inventory entirely from the Borrowing Base.

     "Business Day" means any day other than a Saturday, Sunday or legal holiday
      ------------
on which banks in Boston, Massachusetts are open for the conduct of a substantial part of their commercial banking business, and in the case of Libor Rate Loans (as defined below), any day that is a Business Day as described above that is also a day for trading by and between banks in United States Dollar deposits in the London interbank eurodollar market.

     "Certificate" shall refer to the certificate as to collateral described in
      -----------
Section 2.08 hereof, and shall include any accompanying certificates or documents.

     "Certified Account" means an Account Receivable which has been listed in a
      -----------------
Certificate delivered by the Borrower to the Bank pursuant to the provisions of
Section 2.08 hereof.

     "Collateral" means all property which is subject or is to be subject to the
      ----------
Lien granted by the Loan Documents.

     "Commitment" means the Bank's agreement to make Loans to the Borrower under
      ----------
the Revolving Credit, at the Bank's discretion, in the amounts and in the manner referred to herein.

     "Debt" means (1) indebtedness or liability for borrowed money or for the
      ----
deferred purchase price of property or services (including trade obligations);
(2) obligations as lessee under capital leases; (3) current liabilities in respect of unfunded vested benefits under any plan; (4) obligations under letters of credit issued for the account of any Person; (5) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss, excluding any volume purchase requirements; and (6) obligations secured by any Lien on property owned by the Borrower, whether or not the obligations have been assumed by Borrower.

     "Default"  means any of the events specified in Section 8.01, whether or
      -------
not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Disqualified Account" means a Certified Account in respect of which any of
      --------------------
the following events shall have occurred: (i) such Certified Account shall have become past due under the original terms thereof on the ninety-first (91st) day from the billing invoice date; (ii) any of the goods which gave rise thereto shall have been returned, rejected, not accepted, repossessed, lost or damages, or any dispute with respect to such Certified Account or to such goods shall have arisen between the Borrower and the account debtor thereon; (iii) any Account where the Debtor therein has become insolvent or (iv) the Bank shall have excluded such Certified Account pursuant to the provisions of Section 2.09 hereof.

     "Event of Default" means any of the events specified in Section 8.01,
      ----------------
provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Head Office" means the principal office of the Bank at 225 Franklin
      -----------
Street, Boston, Massachusetts 02110.

     "Inventory" means Inventory as defined in the Security Agreement of even
      ---------
date between the Borrower and the Bank.

     "Liens" means any mortgage, deed of trust, pledge, security interest,
      -----
hypothecation, deposit arrangement, encumbrance, lien (statutory or other), pre or post-judgment attachment or preference, or other security agreement or encumbrance of any kind of nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

     "Loan Documents" means this Agreement, the Revolving Credit Note, the Term
      --------------
Note, the Amended and Restated Security Agreement and all other related documents and instruments executed and delivered by Borrower to the Bank, as described on Exhibit A and all of even date herewith, and all extensions and
             ---------
modifications thereof, and supplements thereto.

     "Note" means, individually and collectively, the Revolving Credit Note and
      ----
the Term Note as defined in Sections 2.01 and 2.02, respectively, herein.

     "Obligations" means all of Borrower's Debt to Bank and all of Borrower's
      -----------
other liabilities to Bank of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how such Debt liability arises or by what agreement or instrument it may be evidenced, or whether evidenced by any agreement or instrument, including, but not limited, to the Revolving Credit as defined in Section 2.01, any other Debt or liability of Borrower under this Agreement or any other Loan Document or under any other financing agreement between Bank and Borrower.

     "Operating Account" means the primary operating account of the Borrower.
      -----------------

     "Permitted Exceptions" means prior liens and other Liens, which the
      --------------------
Borrower is permitted to grant, either by the provisions of this Agreement or any other Loan Document, or as described in Exhibit B.
                                            ----------

     "Person" means an individual, partnership, corporation, business trust,
      ------
joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

     "Qualified Certified Account" means a Certified Account not disqualified
      ---------------------------
and not excluded pursuant to Section 2.09 below.

     "Qualified Inventory" means Inventory valued at the lower of cost on a
      -------------------
"first-in/first-out" basis or fair market value, which is owned and held by Borrower at its facilities in Milford, New Hampshire or its leased warehouse space in Keene, New Hampshire, or Wilmington, Ohio, for sale in the ordinary course of Borrower's business as presently conducted by it and which is subject to a valid and prior, fully perfected security interest of the Bank, free of all security interests or liens of any other person, and which is not disqualified and not excluded pursuant to
Section 2.12 below.

     SECTION 1.02.  ACCOUNTING TERMS.  All accounting terms not specifically
                    ----------------
defined herein shall be construed in accordance with Generally Accepted Accounting Principles (GAAP) consistent with that applied in the preparation of the financial statements referred to in Section 5.08, and utilizing the definitions provided in Article VII, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles, except interim financial data which may be subject to year-end adjustments.

                                  ARTICLE II
                         AMOUNT AND TERMS OF THE LOANS
                         -----------------------------

     SECTION 2.01.  REVOLVING CREDIT.  The Bank may from time to time make loans
                    ----------------
to the Borrower, and Borrower may borrow and re-borrow, under the Revolving Credit and pursuant to the terms of this Agreement, and Borrower's obligations to repay such loans shall be evidenced by the Revolving Credit Note (the "Revolving Credit Note") of even date, in the form attached hereto as Exhibit C,
                                                                      ---------
in an aggregate amount not to exceed the lesser of (a) Thirty Million Dollars ($30,000,000.00) through March 1, 1998, increasing to Forty Million Dollars ($40,000,000.00) thereafter, or (b) the Borrowing Base, and as further limited as provided in Sections 2.08,2.09 and 2.12 below (the "Revolving Credit"). The Revolving Credit specifically includes a maximum principal amount of $30,000,000.00 through March 1, 1998 and $40,000,000.00 thereafter under this section. The principal amount of loans under the Revolving Credit shall be due and payable in full, and the Bank's Commitment shall expire, on May 31, 1999.

     SECTION 2.02.  TERM LOAN.  The Bank shall extend to the Borrower a term
                    ---------
loan in the principal amount of Five Million Dollars ($5,000,000.00) ("Term Loan"), which Term Loan shall be evidenced by a Term Promissory Note (the "Term Note") of even date in the form attached hereto as Exhibit D, pursuant and
                                                   ---------
subject to the terms of this Agreement.

     SECTION 2.03.  NOTICE AND MANNER OF BORROWING.  The Borrower shall give the
                    ------------------------------
Bank a request for borrowing (which may be by telephone or telefax and shall be effective upon receipt) of any loans under the Revolving Credit, specifying the date and amount thereof, which shall be in increments of not less than $10,000.00 ($1,000,000.00 in the case of a Libor Rate Loan), provided that if the Borrower and the Bank have implemented the Bank's Liquidity Management Control System II respecting the Borrower's deposit and borrowing relationship with the Bank, Loans shall be made in accordance with such system. Not later than 2:00 P.M. on the date of such Loan and upon fulfillment of the applicable conditions set forth in Article III, the Bank will make such Loan available to Borrower in immediately available funds by crediting the amount thereof to Borrower's Operating Account with the Bank.

     SECTION 2.04.  INTEREST; PAYMENTS.
                    ------------------

     2.04.1 REVOLVING CREDIT.  On the outstanding and unpaid principal amount of
            ----------------
the Revolving Credit, Borrower shall pay interest to the Bank at an interest rate per annum equal to (i) Bank's Prime Rate in effect from time to time or
(ii) the Adjusted Libor Rate plus two and one half percent (2.5%) per annum, as provided below. During any period in which the Bank's Prime Rate applies to any portion of Loans under the Revolving Credit, each time the Bank's Prime Rate changes, the interest rate on that portion of the Note shall change contemporaneously with such change. Interest shall be calculated on the basis of actual days elapsed and a 360-day year. That portion of the Revolving Credit bearing interest at the Bank's Prime Rate shall be referred to as the "Prime Rate Loan". The term "Adjusted Libor Rate" shall mean a rate, applicable to any Interest Period, determined by the Bank as the rate of interest quoted by the Bank as the prevailing rate per annum at which deposits in U.S. dollars are offered to the Bank by first-class banks in the London interbank Eurodollar market in which it regularly participates for the requested Loan amount and Interest Period, adjusted for capital, reserves, taxes and similar assessments against the Bank in connection with offering such a pricing option. Any portion of the Revolving Credit bearing interest based upon the Adjusted Libor Rate, with applicable margin, shall be referred to as the "Libor Rate Loan."

     Interest on the Revolving Credit shall be paid in immediately available funds or the Borrower's Operating Account shall be debited by the Bank on the first business day of each month.

     2.04.2 TERM LOAN.  On the outstanding and unpaid principal amount of the
            ---------
Term Loan, Borrower shall pay interest to the Bank at an interest rate per annum equal to (i) Bank's Prime Rate in effect from time to time plus one half of one percent (1/2%) (the "Term Variable Rate") or (ii) the Bank's Cost of Funds Rate, as defined below, plus three percent (3%) per annum. Each time the Prime Rate changes, the interest rate on that portion of the Term Loan bearing interest at the Term Variable Rate shall change contemporaneously with such change.
Interest shall be calculated on the basis of actual days elapsed and a 360-day year. That portion of the Term Loan bearing interest at the Term Variable Rate shall be referred to as the "Prime Rate Loan". The term "Cost of Funds Rate" shall mean the rate quoted by the Bank as its applicable cost of funds for the amount and Interest Period of the requested Loan, provided, however that the determination as to the Bank's cost of funds shall be made solely by the Bank and absent manifest error, this determination shall be binding and conclusive. Any portion of the Term Loan bearing interest based upon the Cost of Funds Rate, with applicable margin, shall be referred to as the "COF Rate Loan".

     2.04.3 PAYMENTS.  The principal balance of the Revolving Credit shall be
            --------
due on the date stated in this Revolving Credit Note and principal shall be paid in installments on the Term Loan as stated in the Term Note. Principal outstanding on the Loans shall bear interest at the rates provided above, as selected by the Borrower following adequate notice to the Bank, which in the case of the making of or conversion to a Libor Rate Loan, shall not be less than three (3) Business Days prior to the commencement of any Libor Rate Loan and in the case of a COF Rate Loan shall not be less than one (1) Business Day prior to the commencement of any COF Rate Loan. Interest on all Loans shall be payable monthly in arrears on the first Business Day of each month and in the case of Libor Rate Loans and COF Rate Loans shall also be payable at the end of the applicable Interest Period. The Borrower, upon three (3) Business Days' prior notice to the Bank, may elect to convert all or a portion of a Prime Rate Loan under the Revolving Credit to a Libor Rate Loan in increments of $1,000,000.00 and upon one (1) Business Days' prior notice to the Bank, may elect to convert all or a portion of the Term Loan to a COF Rate Loan in increments of $1,000,000.00. Unless the Bank receives an adequate contrary election regarding conversion of any portion of the Loan, the Bank may continue such Loan as, or convert such principal to, a Prime Rate Loan upon the expiration of the Interest Period.

     2.04.4 INTEREST PERIOD.  With respect to each Libor Rate Loan or COF Rate
            ---------------
Loan, "Interest Period" shall mean the period commencing on the date of the making or continuation of or conversion to such Libor Loan or COF Rate Loan and ending one, two, three, six or twelve months thereafter in the case of Libor Rate Loans and at the end of the applicable Interest Period in the case of COF Rate Loans, as the Borrower may elect in the applicable Notice of Borrowing or Conversion provided that:
           --------

            (i) any Interest Period that would otherwise end on a day that it is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Libor Rate Loan or COF Rate Loan, such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day.

            (ii) any Interest Period applicable to a Libor Rate Loan or COF Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

            (iii) any Interest Period which would otherwise end after the maturity date of the applicable Note shall end on the maturity date; and

            (iv) no Interest Period applicable to a Libor Rate Loan or COF Rate Loan shall have a duration of less than one month; and if any Interest Period applicable to such Loans would be for a shorter period, such Interest Period shall not be available hereunder.

     2.04.5 PREPAYMENT.  The Borrower may prepay any Prime Rate Loan in whole or
            ----------
in part without premium or penalty. Any prepayment of a Libor Rate Loan or COF Rate Loan is subject to the terms of Section 2.04.7. Prepayments of the Term Loan shall be applied to installments of principal in the inverse order of their due date.

     2.04.6 SPECIAL PROVISIONS REGARDING LIBOR RATE LOANS.  In the event that:
            ---------------------------------------------

            (i) on any date on which Adjusted Libor Rate would otherwise be set the Bank shall have determined in good faith (which determination shall be final and conclusive) that adequate and fair means do not exist for ascertaining such Adjusted Libor Rate, or

            (ii) at any time the Bank shall have determined in good faith (which determination shall be final and conclusive) that:

                  (a) the making or continuation of or conversion of any Loan to a Libor Rate Loan has been made impracticable or unlawful by (1) the occurrence of a contingency that materially and adversely affects the London interbank Eurodollar market or (2) compliance by the Bank in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

                  (b) the Adjusted Libor Rate shall no longer represent the effective cost to the Bank for U.S. dollar deposits in the London interbank market for deposits in which it regularly participates;

     then, and in any such event, the Bank shall forthwith so notify the Borrower thereof. Until the Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the obligation of the Bank to allow selection by the Borrower of the Adjusted Libor Rate shall be suspended. If at the time the Bank so notifies the Borrower, the Borrower has previously given the Bank notice with respect to a Libor Rate Loan but such Loan has not yet gone into effect, such notification shall be deemed to be void and the Borrower may borrow Prime Rate Loans.

            Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the Borrower shall, with respect to the outstanding Libor Rate Loan, prepay the same, together with interest thereon and any amounts required to be paid pursuant to Section 2.04.7, and may borrow a Prime Rate Loan in accordance with the terms hereof by telephone request.

            All Adjusted Libor Rates shall be adjusted to reflect deposit requirements, reserves, capital, taxes and other charges assessed against the Bank in connection with the Bank's offering such a pricing option and the Borrower agrees to pay to the Bank any increase in cost or reduction in the rate of return realized by the Bank as a result of imposition of any of the foregoing which is not reflected in adjustments to the Adjusted Libor Rate.

     2.04.7 UNSCHEDULED PAYMENTS.  In the event of prepayment of any of the
            --------------------
Libor Rate Loans or COF Rate Loans, including payment prior to the last day of the applicable Interest Period, either at the Borrower's initiative or upon the exercise by the Bank of its rights in the event of the Borrower's default, the Borrower agrees to pay to the Bank its lost net interest income resulting from the prepayment. Therefore, the Borrower's final prepayment to the Bank shall consist of the principal amount being prepaid, all interest owing up to the date of such prepayment or demand by the Bank, together with the Bank's lost net interest income, if any, computed as described below.

     As of the date of prepayment, or as of the date of demand after default, the Bank will determine the interest rate differential between the rate stated in the Note being prepaid and the yield on a United States Government Treasury Note with the maturity closest to the Note as the same is reported in the The
                                                                          ---
Wall Street Journal of that day (reporting the previous day's activity).  In the
-------------------
event that the rate differential so determined is such that the Treasury Note yield is greater than the Note yield, no lost net interest income shall be paid to the Bank, nor, in any event, shall any sum be owed by the Bank to the Borrower.

     In the event that the rate differential so determined is such that the Note yield is greater than the Treasury Note yield, the difference shall be multiplied by the outstanding principal balance of the Note, computed monthly for the remaining term of the Note; the present value of such monthly computation shall be calculated and paid to the Bank as its lost net interest income. For the purpose of computing present value, the interest rate used for discounting shall be the bond equivalent yield of the six month United States Treasury Bill rate as reported in the Wall Street Journal of that day (reporting
                                      -------------------
the previous day's activity.

     SECTION 2.04.8  INTEREST ON OTHER OBLIGATIONS.  Any outstanding payment
                     -----------------------------
obligations of Borrower under the Loan Documents not covered by the Note shall bear interest at the Term Variable Rate.

     SECTION 2.05.  REVOLVING CREDIT NOTE.  All Loans relative to the Revolving
                    ---------------------
Credit made by the Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with, the Revolving Credit Note. The Bank is hereby authorized by the Borrower to endorse on any schedule attached to the Revolving Credit Note the amount of each Loan and of each payment of principal received by the Bank on account of the Revolving Credit or on any other schedule or record of the Bank, which endorsement shall, in the absence of manifest error, be prima facie evidence as to the outstanding balance of the Loans under the Revolving Credit made by the Bank; provided, however, that the failure to make such notation with respect to any Loan or payment shall not limit or otherwise affect the obligations of the Borrower under this Agreement or the Revolving Credit Note.

     SECTION 2.06.  COLLATERAL FOR THE LOANS.  The Revolving Credit and the Term
                    ------------------------
Loan shall be secured by the security interests granted to the Bank by the Borrower under the Security Agreement and any of the other Loan Documents.

     SECTION 2.07.  METHOD OF PAYMENT.  The Borrower shall make each payment
                    -----------------
under this Agreement and under the Note not later than 2:00 P.M. on the date when due in lawful money of the United States to the Bank at the Head Office in immediately available funds. The Borrower hereby authorizes the Bank, if and to the extent payment is not made when due under this Agreement or under the Note, to charge from time to time against any account of the Borrower with the Bank, any amount so due. Whenever any payment to be made under this Agreement or under the Note shall be stated to be due on a Saturday, Sunday, or a public holiday, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

     SECTION 2.08.  CERTIFICATION OF COLLATERAL.  At such times as the Bank may
                    ---------------------------
request, but in any event at least monthly, the Borrower will deliver to the Bank a Certificate, in a form approved by the Bank: (a) listing the Borrower's then existing Accounts Receivable having been earned by performance and the book value of its Inventory; (b) containing such information in respect to such Accounts Receivable, Inventory and any other Collateral as the Bank may request; and (c) containing a calculation of the Borrowing Base as of the date of the Certificate. With each such Certificate, the Borrower will upon request by the Bank, furnish to the Bank such information as to each Account Receivable and item of Inventory identified on the Certificate as the Bank may request, together with a duplicate of the invoice, copies of the shipping documents or other evidence of delivery, all contracts, guaranties, orders and other documents the Bank, or, if the Bank at any time shall relieve the Borrower of the obligation to furnish such documents with such Certificates, the

Borrower will make such documents available for inspection by the Bank and will furnish same to the Bank upon request.

     SECTION 2.09.  EXCLUSION OF CERTAIN CERTIFIED ACCOUNTS FROM THE BORROWING
                    ----------------------------------------------------------
BASE.  The Bank shall have the right in its sole discretion at any time and for
----
any reason to exclude any Certified Accounts from the Borrowing Base. The following is a partial listing of those types of accounts or accounts receivable which shall be deemed to be Disqualified Accounts reducing the Borrowing Base accordingly:

     (a) Any account which is more than ninety (90) days past due from the billing invoice date as shown on the agings of Borrower's accounts receivable furnished to the Bank in accordance with Section 2.11 below.

     (b) Any account which arises out of the sale by the Borrower of goods consigned or delivered to the Borrower on "sale or return" terms (whether or not compliance has been made with Section 2-326 of the Uniform Commercial Code in force within the state in which the collateral is located).

     (c) Any account which arises out of any sale made on a "bill and hold," "dating" or "delayed shipment" basis.

     (d) Any account owed by any customer whose principal place of business is not within the United States or the District of Columbia or the Commonwealth of Canada.

     (e) Any account owed by any corporation or other entity which is related to the Borrower or is of common ownership with the Borrower or could be treated as a member of the same controlled group of corporations of which the Borrower is a member. For the purposes of this subsection the terms "Common Ownership" and "controlled group" shall be defined as having shareholders with fifty percent (50%) or more in interest.

     (f) Any account as to which the account debtor holds or is entitled to any claim, credit, allowance, adjustment, counterclaim, set-off or charge back (arising out of the transaction(s) represented by the account or independently thereof) or which included terms under which the account debtor can return to the Borrower for credit or refund the goods giving rise to such account or accounts receivable other than by reason of express or implied warranties provided in the ordinary course of business or required by law.

     (g) Any account which is owed by any person employed by, or a salesperson of, the Borrower.

     (h) Any so-called "co-op receivable" or other account which constitutes a credit against payables owed by Borrower to the account debtor.

     (i) Any account which the Bank in its sole commercially reasonable discretion considers unacceptable for any reason.

     SECTION 2.10  [INTENTIONALLY DELETED]

     SECTION 2.11.  AGING REPORTS, OFF-SET REPORTS AND INVENTORY LISTING.
                    ----------------------------------------------------

     (a) At the time the first Certificate is delivered to the Bank pursuant to the provisions of Section 2.08 hereof, the Borrower will also deliver to the Bank an Aging Report, in a form approved by the Bank, giving an analysis by months (or such other periods as may be requested by the Bank) of the age of the Accounts Receivable listed in such Certificate. Thereafter, monthly or at shorter intervals as the Bank may request, but not more frequently than bi-weekly, the Borrower shall furnish similar Aging Reports covering all Accounts Receivable outstanding as of the date of such report. At such times as the Bank shall request, the Borrower will also furnish to the Bank an Off-Set Report, in a form approved by the Bank, setting forth all amounts owing by the Borrower to any account debtor listed in any Aging Report. Except as the Bank may otherwise require, such reports for a calendar month shall be delivered to the Bank not later than the tenth business day of the succeeding calendar month.

     (b) At the same time as Borrower provides the foregoing Aging Report, Borrower shall provide to the Bank a summary inventory listing in a form approved by the Bank, covering all Inventory as of the date of such report.

     SECTION 2.12.  EXCLUSION OF CERTAIN INVENTORY FROM THE BORROWING BASE. The
                    ------------------------------------------------------
Bank shall have the right in its sole and commercially reasonable discretion at any time and for any reason to exclude any Inventory from the Borrowing Base. The following Inventory will not, in any event, constitute Qualified Inventory:

     (a) Inventory which is obsolete, not in good condition, not of merchantable quality or saleable in the ordinary course of business or which is subject to defects which would affect its market value;

     (b) Supplies and packaging materials and labels;

     (c) Inventory which Bank, in its sole discretion exercised in good faith, determines to be ineligible because of age, type, category, or quantity; and

     (d) Inventory in the possession of any person other than the Borrower.

                                  ARTICLE III
                              CONDITIONS PRECEDENT
                              --------------------

     SECTION 3.01.  Conditions Precedent to Initial Loans. The agreement of the
                    -------------------------------------
Bank to make the Term Loan and, at its discretion, the initial Loans under the Revolving Credit to the Borrower are subject to the condition precedent that the Bank shall have received on or before the day of such Loan each of the following in form and substance satisfactory to the Bank and its counsel:

     (1) Notes. The Revolving Credit Note and the Term Note executed by the
         -----
Borrower;

     (2) Security Agreement.  Security Agreement duly executed by Borrower
         ------------------
together with acknowledgment copies of the Financing Statements (UCC-1) duly filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Bank, desirable to perfect the security interests created by the Security Agreement, or other evidence satisfactory to the Bank indicating that no party claims an interest in any of the Collateral except as set forth in the Permitted Encumbrances;

     (3) Evidence of all Corporate Action by the Borrower.  Certified (as of the
         ------------------------------------------------
date of this Agreement) copies of all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which such Borrower is a party and each other document to be delivered pursuant to this Agreement;

     (4) Incumbency and Signature Certificate of the Borrower.  Certificates
         ----------------------------------------------------
(dated as of the date of this Agreement) of the Secretary of the Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign the Loan Documents to which it is a party and the other documents to be delivered by the Borrower under this Agreement;

     (5) Opinion(s) of Counsel for the Borrower.  An opinion of Borrower's
         --------------------------------------
counsel, dated as of the Closing Date in the form attached hereto as Exhibit E
                                                                     ---------
and as to such other matters as the Bank may reasonably request.

     (6) Conditional Assignment of Lease By Tenant with Landlord's Consent.
         -----------------------------------------------------------------
Conditional Assignment of Lease By Tenant with Landlord's Consent duly executed by each Landlord owning premises in which Borrower's Inventory is located.

     (7) Other Documents.  Such other documents or certificates as may be
         ---------------
reasonably requested by the Bank, or its counsel and/or as are required under the terms of this Agreement or any Loan Document.

                                   ARTICLE IV

                         REPRESENTATION AND WARRANTIES
                         -----------------------------

     The Borrower represents and warrants to the Bank that:

     SECTION 4.01.  Incorporation, Good Standing and Due Qualification.  The
                    --------------------------------------------------
Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the state of its incorporation; has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in; and is duly qualified as a foreign corporation and is in good standing under the laws of each other jurisdiction in which such qualification is required.

     SECTION 4.02.  Corporate Power and Authority.  The execution, delivery, and
                    -----------------------------
performance by the Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not
(1) require any consent or approval of the stockholders of such corporation, except such consents as have been obtained; (2) contravene such corporation's charter or bylaws; (3) to the best of its knowledge violate any provision of any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System), the violation of which would have a material adverse effect on the business or operations of the Borrower or any order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such corporation; (4) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which such corporation is a party or by which it or its properties may be bound or affected; (5) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by such corporation, except to Bank; and (6) to the best of its knowledge cause such corporation to be in default under any such law, rule, regulation, or any such indenture, agreement, lease, or instrument which default would have a material and adverse effect on the business or operation of such corporation or under any order, writ, judgment, injunction, decree, determination or award.

     SECTION 4.03.  Legally Enforceable Agreement.  This Agreement is, and each
                    -----------------------------
of the other Loan Documents when delivered under this Agreement will be, legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

     SECTION 4.04.  Financial Statements.  No representation or statement by
                    --------------------
Borrower contained in the financial statements furnished by Borrower to the Bank contains any untrue statement of material fact, or omits to state a material fact necessary to make it not misleading.

     SECTION 4.05.  Labor Disputes and Acts of God.  Neither the business nor
                    ------------------------------
the properties of the Borrower have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance) materially and adversely affecting such business or properties or the operation of the Borrower.

     SECTION 4.06.  Compliance.  To the best of its knowledge, the Borrower has
                    ----------
not materially violated, nor is the Borrower in material violation of, any applicable law or regulation, which violation would have a material and adverse effect on the business or operations of the Borrower, or any order, judgment, or decree. The Borrower is not a party to any contract or other agreement, or subject to any restrictions under its charter documents, bylaws or other corporate instrument, or subject to any order, judgment, rule, regulation, or decree of any court or governmental authority, which materially and adversely affects its business, properties, assets or financial condition or which restricts or otherwise limits its incurring of the Loan or its performance and observance of its Obligations. Neither the execution and delivery by Borrower, nor the compliance by Borrower with the terms and conditions of this Agreement or any Loan Document conflicts or will conflict with, constitutes or will constitute a default under, or results or will result in any violation of, the charter documents or By-laws of Borrower, any award of any arbitrator, any law, any order, judgment, rule, regulation or decree of any court or governmental authority, or any agreement or instrument to which Borrower is a party or any of its property is subject; nor does the same result nor will it result in the creation or imposition of any Lien upon any of its property except the Liens created by this Agreement or any other Loan Document.

     SECTION 4.07.  Litigation.  Except as shown on Schedule 4.07, there is no
                    ----------
pending or, to the Borrower's knowledge, threatened action or proceeding against or affecting the Borrower before any court, governmental agency, or arbitrator which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties, or business of the Borrower or the ability of the Borrower to perform its Obligations under the Loan Documents to which it is a party.

     SECTION 4.08.  No Defaults on Outstanding Judgments or Orders.  The
                    ----------------------------------------------
Borrower has satisfied all judgments and the Borrower is not in default with respect to any judgment, writ, injunction, or decree of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency, or instrumentality, domestic or foreign.

     SECTION 4.09.  Ownership and Liens.  The Borrower has good and clear record
                    -------------------
and marketable title to all properties and assets which it purports to own, including those reflected in the financial statements referred to in Section 5.08, free and clear of all mortgages, liens, pledges, charges, security interests and encumbrances, other than those being granted to the Bank, pursuant hereto, if any; and those reflected on Exhibit B as a Permitted Exception.
                                       ---------

     SECTION 4.10.  Subsidiaries and Ownership of Stock. There are currently no
                    -----------------------------------
subsidiaries of Borrower and, except as set forth on Exhibit F, Borrower has no
                                                     ---------
investments in the stock or securities of any other corporation, firm, trust or other entity.

     SECTION 4.11  Operation of Business.  To the best of its knowledge, the
                   ---------------------
Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially now as conducted and as presently proposed to be conducted, and the Borrower is not in any material violation of any rights of others with respect to any of the foregoing.

     SECTION 4.12  Taxes.  To the best of its knowledge, the Borrower has filed
                   -----
all income tax returns, excise tax returns and other tax returns (federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and penalties. To the Borrower's knowledge, no audit or investigation is presently being conducted with regard to any tax return or tax obligation of Borrower.

     SECTION 4.13  ERISA.  No employee pension benefit plan or other plan
                   -----
(within the meaning of Section 3(2) of the Employees Retirement Income Security Act of 1974, as amended ("ERISA") which is or was sponsored at any time, by Borrower or any member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of 1986, as amended (the "CODE"), or any member of a group of commonly controlled trades or businesses (whether or not incorporated) within the meaning of Section 414(c) of the Code of which any Borrower is a member ("PLAN"): (i) has incurred an "ACCUMULATED FUNDING DEFICIENCY" (within the meaning of Section 302(a)(2) of ERISA) which could result in a liability of Borrower under Section 409 of ERISA or Section 4975 of the Code or pursuant to any agreement or statute with respect to liabilities incurred by any person under such sections, which liability materially affects the financial condition of Borrower. No material liability to the Pension Benefit Guaranty Corporation ("PBGC"), to a Plan, or to any participant in or beneficiary of a Plan has been or, to the present knowledge of Borrower, is expected to be incurred with respect to any Plan by Borrower and there has been no event or conditions which presents a risk of termination of any Plan by PBGC. None of the following events has occurred or, to the knowledge of Borrower, is expected to occur, with respect to any multi-employer plan (as that term is defined in Section 3(37) of ERISA) to which any Borrower or any member of a controlled group of corporations or any member of a group of commonly controlled trades or businesses of which Borrower is a member, contributes on behalf of its employees (the "CONTRIBUTING EMPLOYERS") which has resulted or could result in any material liability of the Borrower to PBGC, to such multi-employer plan, or to any participant in or beneficiary of such multi-employer plan; (i) a withdrawal, either complete or partial, from any such plan (within the meaning of Section 4203 or Section 4205, respectively, of ERISA) by a Contributing Employer; (ii) the termination of any such plan; or (iii) the recording of a reorganization index (as defined by Section 4241 of ERISA) in excess of zero by any such plan.

     SECTION 4.14  Hazardous Material.  To the best of Borrower's knowledge,
                   ------------------
neither the Borrower, nor any person for whose conduct the Borrower is responsible, ever:

     (a) owned, occupied, or operated a site on which any hazardous material or oil was or is stored, transported, or disposed of (the terms "site," and "hazardous material" are used in this Agreement with the meanings or context given those terms in New Hampshire Revised Statutes Annotated Chapter 147-B), except for oil leakage from a fuel tank which has been cleaned up and removed from the site; or

     (b) directly or indirectly transported, or arranged for the transport of any hazardous material or oil, except for photochemicals which are transported and disposed of in accordance with applicable environmental laws; or

     (c) caused or been legally responsible for any release or threat of release of any hazardous material or oil; or

     (d) received notification from any federal, state, or other governmental authority of any potential or known release or threat of release of any hazardous material or oil from any site owned, occupied, or operated by the Borrower or any person for whose conduct the Borrower is responsible, and/or of the incurrence of any expense or loss by such governmental entity.

     SECTION 4.15  Patents/Licenses/Trademarks.  Exhibit G annexed hereto is a
                   ---------------------------   ---------
listing of all patents and/or patents pending, trademarks, licenses and similar agreements in which the Borrower has an interest.

     SECTION 4.16  Debt.  Exhibit H is a complete and correct list of all credit
                   ----   ---------
agreements, indentures, purchase agreements, guaranties, leases (requiring lease payments in the aggregate of $250,000.00 annually), and other investments, agreements, and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Borrower is in any manner directly or contingently obligated (other than for materials, supplies and services entered into in the ordinary course of business); and the maximum principal or face amounts of credit in question, which are outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

                                   ARTICLE V
                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as the Revolving Credit Note and/or the Term Note shall remain unpaid or the Bank shall have any Commitment under this Agreement, the Borrower will:

     SECTION 5.01.  Maintenance of Existence.  Preserve and maintain its
                    ------------------------
corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required.

     SECTION 5.02.  Maintenance of Records.  Keep adequate records and books of
                    ----------------------
account, in which complete entries will be made in accordance with GAAP consistently applied, subject to year end adjustments, reflecting all financial transactions of the Borrower, including complete records of all accounts of Borrower, as defined in the Massachusetts Uniform Commercial Code.

     SECTION 5.03.  Maintenance of Properties.  Maintain, keep, and preserve all
                    -------------------------
of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear and fully insured-against casualty excepted. Borrower shall maintain in full force and effect all rights, patents, licenses, permits and privileges necessary for the proper conduct of its business.

     SECTION 5.04.  Conduct of Business.  Continue to engage in an efficient and
                    -------------------
economical manner in a business of the same general type as conducted by it on the date of this Agreement.

     SECTION 5.05.  Maintenance of Insurance.  Maintain insurance with
                    ------------------------
financially sound and reputable insurance companies or associations in such amounts and covering such risks as the Bank shall reasonably require and as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof.

     SECTION 5.06.  Compliance With Laws.  Comply in all material respects with
                    --------------------
applicable laws, rules, regulations, and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property, noncompliance with which would have a material and adverse effect on the business and operations of the Borrower, subject, however, to the provisions of
Section 5.13 herein.

     SECTION 5.07.  Right of Inspection.  At any reasonable time and from time
                    -------------------
to time, permit the Bank or any agent or representative thereof to examine and make copies of and abstracts from the records and books of account of and visit the properties of the Borrower and to discuss the affairs, finances, and accounts of the Borrower with any of their respective officers and directors and the Borrower's independent accountants. In addition to the foregoing, field examinations by the Bank's internal field examiners shall be conducted on an ongoing basis and the cost of the examinations will be borne by the Borrower to the extent of $1,500.00 annually.

     SECTION 5.08.  Reporting Requirements.  Furnish to the Bank:
                    ----------------------

     (1) Monthly Financial Statements.  As soon as available and in any event
         ----------------------------
within thirty (30) days after the end of each month of the Borrower, balance sheets of the Borrower as of the end of such month, statements of income and retained earnings, and of cash flows of the Borrower for the (i) month then ended, and (ii) cumulative through the month then ended for all months in the Borrower's current fiscal year, with supporting cost of sales and selling, general and administrative expense schedules, all in reasonable detail and stating in comparative form the respective figures for the corresponding dates and periods in the prior fiscal year and all prepared in accordance with GAAP consistently applied, subject to year end adjustments;

     (2) Annual Financial Statements.  As soon as available and in any event
         ---------------------------
within ninety (90) days after the end of each fiscal year of the Borrower, a balance sheet of the Borrower as of the end of such fiscal year and a statement of income and retained earnings of the Borrower for such fiscal year, and a statement of cash flow of the Borrower for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with GAAP consistently applied and certified by independent accountants selected by the Borrower reasonably satisfactory to Bank;

     (3) Notice of Litigation.  Promptly after the commencement thereof, notice
         --------------------
of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting the Borrower, which, if determined adversely to the Borrower, could have a material adverse effect on the financial condition, properties, or operations of the Borrower;

     (4) Notice of Defaults and Events of Default.  As soon as possible and in
         ----------------------------------------
any event within ten (10) days after the occurrence of (i) any event or circumstance which with the passage of time would constitute a Default or an Event of Default or (ii) a Default or an Event of Default, a written notice setting forth the details of such event, circumstance, Default, or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto;

     (5) General Information.  Such other information respecting the condition
         -------------------
or operations, financial or otherwise, of the Borrower as the Bank may from time to time reasonably request;

     (6) Monthly Aging of Receivables and Inventory Listing.  The Borrower shall
         --------------------------------------------------
furnish to the Bank such reports as are required pursuant to Section 2.11 herein; and

     (7) Officer Certification.  At the end of each quarter of Borrower's fiscal
         ---------------------
year, the Borrower will, at the time of delivery to the Bank of the reports referred to in Sections 5.08(2) and (6), deliver to the Bank certificates signed by its chief financial officer or treasurer certifying for that quarter then ended that each such officer has reviewed the provisions of this Agreement and stating in his opinion, if such be the fact, that the Borrower has not been and is not in default as to any of the covenants and agreements of the Borrower contained in this Agreement, or in the event of any such default, setting forth the details thereof.

     SECTION 5.09.  Deferred Compensation Payments.  Pay or cause to be paid
                    ------------------------------
when due all amounts necessary to fund in accordance with their terms all such deferred compensation plans, whether now in existence or hereafter created, and the Borrower will not withdraw from participation in, permit the termination or partial termination of, or permit the occurrence of any other event with respect to, any deferred compensation plan maintained for the benefit of its employees under circumstances that could result in liability to the Pension Benefit Guaranty Corporation, or any of its successors or assigns, or to the entity which provides funds for such deferred compensation plan.

     SECTION 5.10.  Additional Documents.  From time to time, execute and
                    --------------------
deliver to the Bank all such other and further instruments or documents and take or cause to be taken all such other and further action as the Bank may reasonably request in order to effect and confirm or vest more securely in the Bank all rights contemplated in this Agreement.

     SECTION 5.11.  Use of Proceeds.  Use the proceeds of the Revolving Credit
                    ---------------
and the Term Loan for ongoing working capital needs of the Borrower. The Borrower acknowledges the Loans have been and shall be made available subject to the terms hereof, based upon the financial well-being of the Borrower and that such credit would not be extended without the support (financial and otherwise) of the Borrower in such amounts and to such degree as provided in this Agreement.

     SECTION 5.12.  Acquisition of Equipment and Other Capital Assets.  Furnish
                    -------------------------------------------------
written notice to the Bank, at least quarterly, and which notice may be provided on monthly financial statements, of the purchase or other acquisition by Borrower of any and all equipment or other assets with a purchase price or value equal to or in excess of $100,000.00,together with such purchase and invoice material as the Bank shall reasonably require.

     SECTION 5.13  Payment of Taxes and Claims.  Pay when due all taxes,
                   ---------------------------
assessments, governmental charges or levies imposed upon it or its income for services, labor, materials and supplies, in each of such cases which, if unpaid, might become a Lien or charge upon any of its properties or assets; but Borrower shall not be required to pay any such tax, assessment, charge, levy or claim so long as (1) the validity thereof shall be contested in good faith by appropriate proceedings, (2) no proceedings in foreclosure or for the sale of any property of Borrower on account of any such tax, assessment, charge, levy of claim shall have been commenced (or such proceedings shall have been stayed pending the disposition of such contest of validity), (3) Borrower shall have set aside on its books adequate reserves with respect thereto and (4) such tax, assessment, charge, levy or claim shall not have caused a material, adverse effect on the Borrower's financial condition.

     SECTION 5.14  ERISA.  Promptly notify Bank if at any time (i) a Plan incurs
                   -----
an "ACCUMULATED FUNDING DEFICIENCY" (as defined in Section 412(a) of the Code), whether or not waived; (ii) a "REPORTABLE EVENT" (within the meaning of Section 4043(b) of ERISA) occurs with respect to a Plan; (iii) Borrower engages in any transaction which violates Section 406 or Section 407 of ERISA or which could result in a liability under Section 409, 501, or 502 of ERISA or Section 4975 of the Code or pursuant to any agreement or statute with respect to liabilities incurred by any person under such sections, which liability could materially affect the financial condition of such Borrower; (iv) Borrower incurs a material liability to the PBGC or to any participant in or beneficiary of a Plan with respect to any Plan; (v) an event occurs or a condition arises which presents a risk of termination of any Plan by the PBGC; (vi) Borrower is notified by the Internal Revenue Service or the Department of Labor that the Plan is not or may not be qualified under Section 401(a) of the Code or that the trust established thereunder is not or may not be exempt from tax under Section 501(a) of the Code; or (vii) any of the following events occurs with respect to any multi-employer plan (as defined in Section 3(37) of ERISA) to which the Borrower or any member of a group of commonly controlled trades or businesses within the meaning of Section 414(c) of the Code of which any Borrower is a member or contributes on behalf of its employees: (A) a withdrawal, either complete or partial, from any such plan (within the meaning of Section 4204 or Section 205, respectively, of ERISA) by a Contributing Employer or a decision by a Contributing

Employer to withdraw completely or partially from such plan; (B) the termination of any such plan; or (C) the recording of a reorganization index (as defined by Section 4241 of ERISA) in excess of zero by any such plan.

     SECTION 5.15  Right to Negotiate.  Designate and appoint and the Borrower
                   ------------------
hereby designates and appoints the Bank or its designee as Borrower's attorney with power, (A) after an Event of Default to receive, endorse, assign and deliver in the name of the Bank or such Borrower all checks, drafts and other instruments for payment of money relating to the Collateral, and the Borrower hereby waives notice of presentment, protest and nonpayment of any instrument so endorsed; to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment of Collateral that may come into Bank's possession; and (B) to sign Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by Bank to preserve, protect or perfect Bank's security interest in the Collateral and to file same; and to do any and all other acts and things necessary to implement the rights granted to the Bank in this Agreement. All acts of Bank or its designee as said attorney are hereby ratified and approved, and said attorney shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact of law, unless done maliciously or as a result of gross negligence. The power granted herein is coupled with an interest and is irrevocable so long as the Loan remains unpaid.

     SECTION 5.16  Bank Accounts.  Maintain its primary operating bank accounts,
                   -------------
including depository accounts, with the Bank.

     SECTION 5.17  Hazardous Materials.
                   -------------------

     (a) Provide the Bank with written notice upon the Borrower's obtaining knowledge of any potential or known release or threat of release of any hazardous material or oil at or from any site owned, occupied, or operated by the Borrower or by any person for whose conduct the Borrower is responsible; upon the Borrower's receipt of any notice to such effect from any federal, state, or other governmental authority; and/or upon the Borrower's obtaining knowledge of any incurrence of any expense or loss by such governmental authority in connection with the assessment, containment, or removal of any hazardous material or oil for which expense or loss the Borrower may be liable; and

     (b) In the event of a release of hazardous material or oil, take all such action, including, without limitation, the conducting of engineering tests (at the expense of the Borrower) to confirm that no hazardous material or oil is or ever was stored on any site owned, occupied, or operated by the Borrower or by any person for whose conduct the Borrower is responsible.

     SECTION 5.18  Comply with Other Covenants and Warranties.  Conform, adhere
                   ------------------------------------------
to, and observe all covenants and warranties contained in any other agreement between the Bank and the Borrower, or instrument furnished by the Borrower to the Bank.

     SECTION 5.19  Payment of Other Obligations.  The Borrower will punctually
                   ----------------------------
and promptly make all payments and perform all other obligations which may be required of it with respect to any indebtedness (whether for money borrowed, goods purchased, services rendered or however such indebtedness may otherwise arise) owing to persons, firms or corporations other than the Bank and the nonpayment of which would have a material adverse effect on Borrower's operations or finances, including, without limitation, indebtedness which may be secured by a security interest in assets of the Borrower or property of the Borrower, and all obligations under the terms of any lease in which the Borrower is the lessee. The provisions of this section shall not preclude the Borrower from contesting in good faith and diligently prosecuting any such indebtedness or obligation.

                                   ARTICLE VI
                               NEGATIVE COVENANTS
                               ------------------

     So long as the Revolving Credit Note and/or the Term Note shall remain unpaid or the Bank shall have any Commitment under this Agreement, the Borrower will not without the Bank's prior written consent:

     SECTION 6.01.  Liens.  Create, incur, assume, or suffer to exist, or permit
                    -----
any Subsidiary (if any exist) to create, incur, assume, or suffer to exist, any Lien upon or with respect to any of its properties, now owned or hereafter acquired, except for the following (the "Permitted Encumbrances"):

     (1)  Liens in favor of the Bank;

     (2) Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

     (3) Judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings, provided the final outcome does not adversely affect the financial condition of the Borrower in a material way;

     (4) Purchase-money Liens on any property hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition, or a Lien incurred in connection with any conditional sale or other title retention agreement of a capital lease; and

     (5) Permitted Exceptions, as identified in Exhibit B.
                                                ---------

     SECTION 6.02.  Mergers, Etc. Without the Consent of the Bank.  Merge or
                    ---------------------------------------------
consolidate with (unless it is the survivor corporation) or sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person, or permit any Subsidiary (if at any time existing) to do so, provided the Borrower may sell its PC TV Production assets;

     SECTION 6.03.  Leases.  Without the prior written consent of the Bank,
                    ------
create, incur, assume, or suffer to exist, or permit any Subsidiary (if at any time existing) to create, incur, assume or suffer to exist, any obligation as lessee for the rental or hire of any real or personal property, except: (1) leases existing on the date of this Agreement and any extensions, amendments or renewals thereof; (2) leases, of which the total annual obligation under any such lease is not more than $250,000.00, with the aggregate annual obligations of all such new leases (i.e., leases not in effect at the time of this Agreement) not to exceed $500,000.00.

     SECTION 6.04.  Sale of Assets.  Sell, lease, assign, transfer, or otherwise
                    --------------
dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of Subsidiaries, receivables, and leasehold interests), except: (1) for inventory disposed of and accounts receivable collected in the ordinary course of business; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business; (3) any sale of other assets, provided any such single sale does not exceed $ 100,000.00 and the aggregate proceeds of all such sales in any one fiscal year do not exceed $250,000.00; or (4) the sale of the PC TV Production assets.

     SECTION 6.05.  Guaranties Etc.  Assume, guarantee, endorse, or otherwise be
                    --------------
or become directly or contingently responsible or liable, or permit any Subsidiary (if at any time existing) to assume, guarantee, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss) for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business (product warranties for purposes of this section shall not be deemed guaranties).

     SECTION 6.06.  Transactions With Affiliates.  Enter into any transaction,
                    ----------------------------
including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any affiliate, or permit any Subsidiary (if at any time existing) to enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any affiliate, or the making of advances to any affiliates except in the ordinary course of business upon fair and reasonable terms no less favorable to the Borrower or such subsidiary than they would obtain in a comparable arm's length transaction with a person not an affiliate. As used herein, an "affiliate" is any person which is under common ownership with or a member of the same controlled group as Borrower.

     SECTION 6.07.  Dividends.  Declare or pay any dividends; or purchase,
                    ---------
redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding except purchase of shares of decedent shareholder pursuant to a stock purchase agreement between Borrower and its shareholders approved by the Bank; or make any distribution of assets to its stockholders as such whether in cash, assets, or obligations of the Borrower; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on or for the purchase, redemption, or retirement of, any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock; or permit any of its Subsidiaries to purchase or otherwise acquire for value any stock of the Borrower or another Subsidiary, except that (1) the Borrower may declare dividends in an amount sufficient to pay shareholders' federal income taxes for profits, if the Borrower has elected S Corporation status, and provided, (i) no Event of Default has occurred and remains outstanding; and (ii) such distribution does not result in the violation of any financial covenant of Borrower contained in this Agreement or otherwise result in the occurrence of an Event of Default; and (2) with the written consent of the Bank, which shall not be unreasonably withheld, the Borrower may purchase or otherwise acquire shares of its capital stock by exchange for or out of the proceeds received from a substantially concurrent issue of new shares of its capital stock.

     SECTION 6.08.  Investments.  Except as permitted by Section 6.06 above,
                    -----------
make, or permit any Subsidiary to make, any loan or advance to any Person (except loans to employees which, in the aggregate, shall not exceed $100,000.00 at any time), or purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person in excess of $100,000.00, except: (1) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of acquisition; (2) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investor's Service, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank having capital and surplus in excess of One Hundred Million

($100,000,000.00) Dollars; and (4) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any Subsidiary.

     SECTION 6.09  Additional Debt.  Except as otherwise provided above, issue
                   ---------------
evidence of indebtedness or create, assume, become contingently liable for, or suffer to exist bank debt in addition to Debt to the Bank; provided, however, that the Borrower may incur liabilities which are incurred or arise in the ordinary course of Borrower's business other than Debt arising with respect to money borrowed or the issuance of letters of credit for the account of the Borrower (other than letters of credit issued by the Bank) both of which shall be prohibited.

     SECTION 6.10  Stock of Subsidiary (if any). Sell or otherwise dispose of
                   ----------------------------
any shares of capital stock of any Subsidiary, except in connection with a transaction permitted under Section 6.02, or permit any Subsidiary to issue any additional shares of its capital stock, except director's qualifying shares.

     SECTION 6.11  Name.  Change its name without prior written notification to
                   ----
the Bank.

     SECTION 6.12  Place Of Business.  Without prior written notice to the Bank,
                   -----------------
open or operate any place of business other than those identified in Exhibit I.
                                                                     ---------

                                  ARTICLE VII
                              FINANCIAL COVENANTS
                              -------------------

     SECTION 7.01. Minimum Working Capital.  Borrower shall maintain Working
                   -----------------------
Capital at the following minimum levels at all times during the fiscal quarters and fiscal years listed below, to be tested quarterly at the end of each fiscal quarter and fiscal year on the basis of the financial statements provided by Borrower to the Bank pursuant to Section 5.08 of this Agreement for the reported period (the "Financial Statements"). As used herein, "Working Capital" is calculated by deducting Current Liabilities from Current Assets as shown on the Financial Statements. As used herein, "Current Assets" means, at any date as of which the amount thereof shall be determined, all assets of Borrower which should properly be classified as current in accordance with GAAP, and "Current Liabilities" means, at any date as of which the amount thereof shall be determined, all liabilities of the Borrower which should properly be classified as current in accordance with GAAP, except that the Term Loan shall not be included in the definition of "Current Liabilities" for any period prior to maturity of such loan.



 Fiscal Quarter (FQ)
 or Fiscal Year (FY)             Minimum
     Ending                 Working Capital ($)
     ------                 -------------------
03/31/97 (FQ)                  12,500,000
06/30/97 (FQ)                  12,500,000
09/30/97 (FQ)                  12,500,000
12/31/97 (FY)                  15,000,000

03/31/98 (FQ)                  15,000,000
06/30/98 (FQ)                  15,000,000
09/30/98 (FQ)                  15,000,000
12/31/98 (FY)                  17,500,000

03/31/99 (FQ)                  17,500,000
06/30/99 (FQ)                  17,500,000
09/30/99 (FQ)                  17,500,000
12/31/99 (FY)                  20,000,000

03/31/00 (FQ)                  20,000,000
06/30/00 (FQ)                  20,000,000
09/30/00 (FQ)                  20,000,000
12/31/00 (FY)                  22,500,000

03/31/01 (FQ)                  22,500,000
06/30/01 (FQ)                  22,500,000
09/30/01 (FQ)                  22,500,000
12/31/01 (FY)                  25,000,000

03/31/02 (FQ)                  25,000,000

     SECTION 7.02.  Leverage Ratio.  Borrower at all times shall maintain a
                    --------------
ratio of Total Debt (as hereinafter defined) to Tangible Capital Base not exceeding the ratios set forth for the fiscal quarters, months and fiscal years listed below, to be tested at the end of each fiscal quarter and year on the basis of the Financial Statements. "Total Debt" means total liabilities (including capital leases), all as determined in accordance with GAAP from the Financial Statements except that accounts payable corresponding to intransit inventory shall not be included in total liabilities. "Tangible Capital Base" means total shareholders' equity less intangible assets, all as determined in accordance with GAAP from the Financial Statements.


              FQ Mth or FY        Leverage Ratio
                 Ending            Not to Exceed
                 ------            -------------
           03/31/97 (FQ)               3.25:1
           06/30/97 (FQ)               3.25:1
           09/30/97 (FQ)               3.25:1
           10/31/97                    4.00:1
           11/30/97                    4.00:1
           12/31/97 (FY)               3.25:1

For each subsequent year, the so-called Leverage Ratio shall remain the same as of the end of each fiscal quarter and fiscal year, including October and November, listed above.

     SECTION 7.03.  Net Income.  Borrower shall have Net Income (as hereinafter
                    ----------
defined) as of the end of each fiscal quarter and fiscal year listed below at least in the amount indicated below for such fiscal quarter and fiscal year, which amounts shall be cumulative with no losses for any fiscal quarter. "Net Income" means total income from all sources for the fiscal quarter or year, less
                                                                            ----
cost of goods sold, taxes, depreciation and amortization expense, and such other items treated as expenses under GAAP for such period, and less the amount
                                                          ----
distributed to shareholders during such period to cover income taxes for undistributed profits (if Borrower has elected S Corporation Status), all as determined from the Financial Statements in accordance with GAAP.

                                 Minimum
              FQ or FY        Net Income ($)
               Ending          (Cumulative)
               ------          ------------
           03/31/97 (FQ)          500,000
           06/30/97 (FQ)        1,500,000
           09/30/97 (FQ)        2,500,000
           12/31/97 (FY)        5,000,000

For each subsequent year, Borrower's Net Income shall remain the same as of the end of each fiscal quarter and fiscal year listed above.

     SECTION 7.04.  Tangible Capital Base.  Borrower shall maintain a Tangible
                    ---------------------
Capital Base at least in the amounts indicated below for the fiscal quarters and fiscal years listed below, to be tested at the end of each such fiscal quarter and fiscal year on the basis of the Financial Statements.


              FQ or FY             Minimum
               Ending           Capital Base ($)
               ------           ----------------
           03/31/97 (FQ)           17,000,000
           06/30/97 (FQ)           18,000,000
           09/30/97 (FQ)           19,000,000
           12/31/97 (FY)           21,500,000

           03/31/98 (FQ)           22,000,000
           06/30/98 (FQ)           23,000,000
           09/30/98 (FQ)           24,000,000
           12/31/98 (FY)           26,500,000

           03/31/99 (FQ)           27,000,000
           06/30/99 (FQ)           28,000,000
           09/30/99 (FQ)           29,000,000
           12/31/99 (FY)           31,500,000

           03/31/00 (FQ)           32,000,000
           06/30/00 (FQ)           33,000,000
           09/30/00 (FQ)           34,000,000
           12/31/00 (FY)           36,500,000

           03/31/01 (FQ)           37,000,000
           06/30/01 (FQ)           38,000,000
           09/30/01 (FQ)           39,000,000
           12/31/01 (FY)           41,500,000

           03/31/02 (FQ)           42,000,000

     SECTION 7.05.  [INTENTIONALLY DELETED]

     SECTION 7.06.  Compliance Certificate.  Borrower shall report and certify
                    ----------------------
to Bank its compliance with the financial covenants hereinabove within thirty
(30) days of the end of each fiscal quarter and within sixty (60) days of the end of each fiscal year on the form attached hereto as Exhibit J.

                                  ARTICLE VIII
                               EVENTS OF DEFAULT
                               -----------------

     SECTION 8.01.  EVENTS OF DEFAULT.  If any of the following events ("EVENTS
                    -----------------
OF DEFAULT") shall occur:

     (1) The Borrower should fail to pay the principal of, or interest on, the Revolving Credit Note or the Term Note as and when due and payable and which default shall continue for ten (10) days and it shall not be required that Bank give notice of such default; or

     (2) Any material representation or warranty made or deemed made by the Borrower in this Agreement or any of the other Loan Documents, or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

     (3) The Borrower shall fail to perform or observe any material term, covenant, or agreement contained in any Loan Document on its part to be performed or observed which is not cured within thirty (30) days of Borrower obtaining knowledge of such breach (including, but not limited to, knowledge pursuant to notice from the Bank) without the Bank required to give any additional notice thereof to Borrower; or

     (4) The Borrower shall (a) fail to pay any indebtedness for borrowed money or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise and whether or not related to this transaction or owed to the Bank or to another) and after the expiration of the applicable grace period, if any; (b) fail to file any tax return or to pay or remit any tax when due (subject to rights to file extensions and/or contest in good faith as provided in Section 5.13 above); or (c) fail to perform or observe any material term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed (after allowance for applicable cure periods, if any), if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration after the giving of notice or passage of time, or both, of the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof and in any such event shall not be cured within thirty (30) days without the Bank required to give additional notice thereof to Borrower; or

     (5) The Borrower (a) shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and is not dismissed or stayed within sixty (60) days; or
(e) by any act or omission shall indicate its consent to, approval of, or acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer any custodianship, receivership, or trusteeship and any such proceeding not instituted by Borrower shall not be dismissed or stayed within forty-five (45) days; or

     (6) One or more judgments, decrees, or orders for the payment of money in excess of an aggregate of Two Hundred Thousand Dollars ($200,000.00) in the aggregate shall be rendered against the Borrower and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of sixty (60) consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal; or

     (7) The Security Agreement shall at any time after execution and delivery by the Borrower and for any reason cease (a) to create a valid and perfected first priority security interests in and to the property purported to be subject to such Security Agreement (other than by reason of expiration of a financing statement which the Bank fails to continue) or (b) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower, or the Borrower shall deny it has any further liability or obligation under such Security Agreement, or the Borrower shall fail to perform any of its material obligations under such Security Agreement and such failure is not cured within the applicable grace period, if any; or

     (8) The occurrence of any change in ownership of the Borrower whereby there is a change in fifty percent (50%) or greater of the stock ownership from the date of this Agreement, except transfers of stock ownership between David Hall and Patricia Gallup or their family members or related family trusts so long as David Hall and Patricia Gallup retain voting control of the Borrower; or

     (9) Any material change in the condition or affairs (financial or otherwise) of the Borrower or any guarantor which in the reasonable opinion of the Bank will impair its security or materially increase its risk; or

     (10) Borrower shall suffer any material loss, theft, substantial damage, sale or encumbrance to or of any property constituting collateral for the Obligations not fully covered by insurance;

then, in any such event, the Bank may terminate the Commitment and the Obligations of the Borrower to the Bank under this Agreement and the other Loan Documents shall, at the Bank's option, become immediately due and payable.

                                   ARTICLE IX
                                 MISCELLANEOUS
                                 -------------

     SECTION 9.01.  AMENDMENTS, ETC.  No amendment, modification, termination,
                    ---------------
or waiver of any provision of any Loan Document to which the Borrower is a party, nor consent to any departure by the Borrower from any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given.

     SECTION 9.02.  NOTICES, ETC.  All notices and other communications provided
                    ------------
for under this Agreement and under the other Loan Documents to which the Borrower is a party shall be in writing and mailed or hand delivered:

     If to the Borrower: PC CONNECTION, INC.
                         528 Route 13
                         Milford, New Hampshire 03055
                         Attn:  Wayne L. Wilson
                         Senior Vice President and Chief Operating Officer

     If to the Bank:     State Street Bank and
                         Trust Company
                         225 Franklin Street, M-2
                         Boston, Massachusetts 02110-2804
                         Attn:  Thomas J. Pyles, Vice President

or such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 9.02. Any demand, notice, or other correspondence to Bank or Borrower, or any other party in connection with this Agreement shall be deemed received two (2) days following deposit in the United States mail and sent by registered or certified mail, postage prepaid, the day when sent if delivered by hand or transmitted by facsimile with a copy by registered or certified mail, or the day following deposit with a nationally recognized overnight courier with all costs prepaid, and in each case addressed to the parties at their respective addresses set forth above.

     SECTION 9.03.  CONSENT.  The Borrower may take any action herein prohibited
                    -------
or omit to perform any act required to be performed by the Borrower if the Borrower shall obtain the Bank's prior written consent to each such action or omission to act. No waiver on the Bank's part on any one occasion shall be deemed a waiver on any other occasion. The Bank shall not be deemed to have waived any of its rights hereunder unless such waiver shall be in writing and duly signed by an authorized officer of the Bank.

     SECTION 9.04.  NO WAIVER; REMEDIES.  No failure on the part of the Bank to
                    -------------------
exercise, and no delay in exercising, any right, power, or remedy under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law. The Bank shall not be required to have recourse to any collateral before enforcing its rights or remedies against the Borrower. The Borrower hereby waives presentment and protest of any instrument and any notice thereof.

     SECTION 9.05.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under any Loan Document to which the Borrower is a party without the prior written consent of the Bank.

     SECTION 9.06.  COSTS, EXPENSES AND TAXES.  The Borrower will pay or
                    -------------------------
reimburse the Bank, on demand, for all expenses (including, without limitation, reasonable counsel fees and expenses) incurred or paid by the Bank in connection with the preparation of the Loan Agreement and all related documents, administration of the Loans, enforcement by the Bank of its rights as against the Borrower or any other person primarily or secondarily liable to the Bank hereunder or under any other Loan Document; the administration, supervision, protection or realization on any collateral held by the Bank as security for any obligation of the Borrower or any other person primarily or secondarily liable with respect thereto; and in the defense of any action against the Bank with respect to its rights or liabilities hereunder or under any other Loan Documents. In addition, the Borrower shall pay document preparation costs, including but not limited to costs associated with participating a forty percent (40%) share in the Loan, and any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     SECTION 9.07.  RIGHT OF SETOFF.  Upon the occurrence and during the
                    ---------------
continuance of any Event of Default the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Revolving Credit Note or the Term Note, or any other Loan Document, irrespective of whether or not the Bank shall have made any demand under this Agreement, the Revolving Credit Note or the Term Note, or such other Loan Document and although such obligations may be unmatured. The Bank agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Bank under this Section 9.07 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have.

     SECTION 9.08.  WAIVER.  The Borrower hereby waives notice of nonpayment,
                    ------
demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein. No delay or omission on Bank's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

     SECTION 9.09.  GOVERNING LAW.  This Agreement, the Revolving Credit Note,
                    -------------
the Term Note, and all other documents hereunder have been made and delivered in the Commonwealth of Massachusetts and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and the Borrower submits to the jurisdiction of Massachusetts for all purposes with respect to this Agreement and all other documents hereunder and its relationship with the Bank.

     SECTION 9.10.  SEVERABILITY OF PROVISIONS.  Any provision of any Loan
                    --------------------------
Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 9.11.  HEADINGS.  Article and Section headings in the Loan
                    --------
Documents are included in such Loan Documents for the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

     SECTION 9.12.  TERMINATION.  This Agreement shall continue to be fully
                    -----------
operative until all transactions entered into, rights or interest created or Obligations incurred have been fully disposed of, concluded or liquidated. The security interests, Lien and rights granted to Bank hereunder or under any other Loan Document shall continue in full force and effect until all Obligations have been satisfied.

     SECTION 9.13.  MAXIMUM INTEREST.  No provision of this Agreement, the
                    ----------------
Revolving Credit Note or the Term Note, or any other Loan Document shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any such excess interest is provided for herein or in the Revolving Credit Note or the Term Note or any other Loan Document, Borrower shall not be obligated to pay such excess, and the right to demand the payment of any such excess is hereby waived by Bank.

     SECTION 9.14.  SURVIVAL.  All representations, warranties, covenants,
                    --------
waivers and agreements contained herein shall survive the termination hereof unless otherwise provided.

     SECTION 9.15.  UNUSED LINE FEE.  Borrower shall pay to the Bank quarterly
                    ---------------
in arrears a fee equal to one-fourth of one percent (1/4 of 1%) of the average daily amount by which the maximum commitment under the Revolving Credit exceeds the actual principal amount outstanding thereunder on a daily basis during each fiscal quarter, as determined by the Bank.

     SECTION 9.16.  PARTICIPATING LOANS.  The Bank may sell, transfer or grant
     -----------------------------------
participations in the Note to one or more financial institutions without the prior written consent of the Borrower, and the Borrower agrees that any transferee or participant shall be entitled to the benefits of Sections 2.04.5, 2.04.7, 5.07 and 9.07 to the same extent as if such transferee or participant were the Bank hereunder, provided that (a) any such sales shall not affect the rights and duties of the Bank hereunder to the Borrower, (b) the Bank shall retain at all times an interest in the Loans greater than fifty percent (50%) unless an Event of Default has occurred and is continuing, (c) the Bank shall retain responsibility for and perform all servicing and administration functions respecting the Loans, and (d) the Borrower may, for all purposes of this Agreement, treat the Bank as the person entitled to exercise all rights hereunder and under the Note and to receive all payments with respect thereto. Notwithstanding the foregoing, the Bank may assign its interest in the Note to any Federal Reserve Bank as collateral.

     SECTION 9.17.  INDEMNIFICATION.  Borrower agrees to defend, indemnify and
                    ---------------
hold harmless Bank from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorney fees), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Bank in connection with any investigative, administrative or judicial proceeding (whether or not Bank shall be designated a party thereto) or any other claim by a third party relating to or arising out of the Loan Documents or any actual or proposed use of proceeds of the Loans or any activities of the Borrower; provided that Bank shall not have the right to be indemnified under this Section for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written and shall take effect as a sealed instrument.


WITNESS:                         BORROWER:
                                 PC CONNECTION, INC.


/s/ Curtis W. Little, Jr.        By: /s/ Wayne L. Wilson
---------------------------         -----------------------------
                                        Wayne L. Wilson
                                        Senior Vice President

                                 BANK:
                                 STATE STREET BANK AND TRUST
                                 COMPANY

/s/ Curtis W. Little, Jr.        By: /s/ Thomas J. Pyles
---------------------------         -------------------------------
                                    Thomas J. Pyles
                                    Vice President

                             REVOLVING CREDIT NOTE
                             ---------------------


$40,000,000.00                                             Boston, Massachusetts
                                                                  March 31, 1997


     For value received, PC CONNECTION, Inc. (the "Borrower") hereby promises to pay to STATE STREET BANK AND TRUST COMPANY (the "Bank"), or order, at the head office of the Bank at 225 Franklin Street, Boston, Massachusetts 02110, on May 31, 1999 the principal amount of up to FORTY MILLION DOLLARS ($40,000,000.00), or such lesser amount as shall have been advanced and not have been prepaid, in immediately available funds, together with interest on the unpaid principal hereof. Interest shall be payable monthly in arrears on the last day of each month beginning on April 30, 1997 at the variable rate per annum equal to the Bank's Prime Rate, in effect from time to time. "Prime Rate" shall mean the rate of interest announced by the Bank in Boston from time to time as its "Prime Rate." Each change in such interest rate shall take effect simultaneously with the corresponding change in such Prime Rate. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, including holidays or other days on which the Bank is not open for the conduct of banking business. The Borrower may also elect a LIBOR based rate of interest equal to the Adjusted LIBOR Rate plus two and one-half percent (2.5%) per annum to apply to all or a portion of the outstanding principal hereunder in accordance with, and subject to the terms and conditions of, the Loan Agreement (defined below). The "Adjusted LIBOR Rate" is defined in the Loan Agreement.

     All loans hereunder and all payments on account of principal and interest hereof shall be recorded by the Bank and prior to any transfer hereof, endorsed on Schedule I attached hereto and incorporated herein. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of amounts outstanding hereunder.

     Overdue payments of principal (whether at stated maturity by acceleration or otherwise), and, to the extent permitted by law, overdue interest, shall bear interest, compounded monthly and payable on demand in immediately available funds, at a rate per annum equal to four percent (4%) above the Bank's Prime Rate in effect from time to time.

     This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of the Amended and Restated Commercial Loan Agreement of even date herewith by and between the Borrower and the Bank (such agreement, as it may from time to time hereafter be amended or extended, the "Loan Agreement"), wherein it is defined as the "Revolving Credit Note" and the indebtedness evidenced thereby the "Revolving Credit," but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower of this Note to pay the principal of and interest on this Note as herein provided.

     The indebtedness evidenced by this Note is secured by a security interest in all of Borrower's assets and property interests granted to the Bank pursuant to an Amended and Restated Security Agreement of even date herewith by and between Bank and Borrower, as the same may be from time to time amended or extended.

     In case an Event of Default (as defined in the Loan Agreement) shall occur, the aggregate unpaid principal of plus accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

     The Borrower may at its option prepay all or any part of the principal of this Note before maturity upon the terms provided in the Loan Agreement, including in particular Sections 2.04.5 and 2.04.7 of the Loan Agreement.

     Any deposits or other sums at any time credited by or due from the Bank to the Borrower or any endorser or guarantor hereof and any securities or other property of the Borrower or any endorser or guarantor at any time in the possession of the Bank may at all times be held and treated as collateral for the payment of this Note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, now existing or hereafter arising) of the Borrower to the Bank. Regardless of the adequacy of collateral, the Bank may apply or set-off such deposits or other sums against such liabilities at any time in the case of makers but only with respect to matured liabilities in the case of endorsers and guarantors.

     The Borrower hereof hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no such extension or other indulgence, and no substitution, release or surrender of collateral and no discharge or release of any other party primarily or secondarily liable hereon, shall discharge or otherwise affect the liability of the Borrower, endorser or guarantor. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

     NOTWITHSTANDING the face amount of this Note, the maximum amount of loans which may be made under the Loan Agreement which are evidenced by this Note shall not exceed Thirty Million Dollars ($30,000,000.00) through March 1, 1998.

     This note is executed and delivered in substitution and replacement of the Demand Note - Grid - Fluctuating Interest dated November 14, 1996, made by Borrower to the Bank's order in the original principal amount of up to $22,500,000.00 and does not constitute a discharge of the indebtedness evidenced thereby or a novation of the underlying loan transaction.

     This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).


WITNESS:                          PC CONNECTION, INC.


/s/ Curtis W. Little, Jr.       By: /s/ Wayne L. Wilson
---------------------------        ------------------------------------
                                       Wayne L. Wilson
                                       Senior Vice President and
                                       Chief Operating Officer

                                Address:
                                528 Route 13, Milford NH 03055

                              TERM PROMISSORY NOTE
                              --------------------


$5,000,000.00 U.S.                                         Boston, Massachusetts
                                                                  March 31, 1997

     FOR VALUE RECEIVED, the undersigned, PC CONNECTION, INC., a New Hampshire corporation (the "Borrower"), promises to pay to the order of STATE STREET BANK AND TRUST COMPANY (the "Bank"), at the office of the Bank located at 225 Franklin Street, Boston, Massachusetts, or such other place or places as the holder hereof may designate in writing from time to time hereafter, the principal sum of FIVE MILLION DOLLARS ($5,000,000.00), together with interest as hereinafter provided, in lawful money of the United States of America.

     Interest shall be calculated and charged daily on the basis of actual days elapsed over a three hundred sixty (360) day banking year at a variable rate equal to the Bank's Prime Rate in effect from time to time plus one half of one percent (.5%) per annum. As used herein, "Prime Rate" means the rate of interest announced by the Bank in Boston from time to time as its "Prime Rate." Each time the Prime Rate changes, the interest rate hereunder shall change contemporaneously with such change. The Prime Rate is an index only, and not necessarily the lowest rate charged by the Bank on commercial loans. The Borrower may also elect a Cost of Funds based rate of interest equal to the then Cost of Funds Rate plus three percent (3%) per annum to apply to the outstanding principal hereunder in accordance with, and subject to the terms and conditions of, the Loan Agreement (defined below).

     Principal and interest shall be paid as follows: Principal shall be paid in twenty (20) equal quarterly installments of $250,000.00 commencing June 30, 1997, and continuing on the same date of each September, December and March thereafter; and interest shall be paid monthly in arrears, commencing April 30, 1997 and continuing on the last day of each month thereafter until the earlier of (i) March 31, 2002 or (ii) the date of closing of an initial public offering by Borrower of its securities resulting in net proceeds to the Borrower of not less than $20,000,000.00, at which time the entire unpaid principal balance plus accrued interest thereon shall be due and payable in full.

     This Note is issued under, and is subject to the Amended and Restated Commercial Loan Agreement of even date herewith between the Borrower and the Bank (such agreement, as it may hereafter be amended from time to time, the "Loan Agreement") wherein it is defined as the "Term Note" and the indebtedness evidenced hereby as the "Term Loan." The holder of this Note is entitled to all of the benefits and rights of the Bank under the Loan Agreement. However, neither this reference to the Loan Agreement nor any provision thereof shall impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on this Note as herein provided. Any capitalized term used in this Note which is not otherwise expressly defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     Except as provided in the Loan Agreement, including in particular Sections
2.04.5 and 2.04.7 of the Loan Agreement, the Borrower shall have the right, at any time, to prepay all or any part of the outstanding principal amount hereof without the payment of a penalty or premium, provided that any partial prepayment may, at the Bank's option, be applied first to accrued interest, late charges and other charges due under the Loan Documents, and thereafter to principal installments in inverse order of their due dates.

     Upon the occurrence of an Event of Default specified in the Loan Agreement or any other Loan Document, or if any monthly installment under this Note is not paid within ten (10) days of when due, the principal hereof and all interest accrued and accruing hereon may be declared by the holder hereof to be immediately due and payable.

     The holder may impose upon the Borrower a delinquency charge of five percent (5%) of the amount of any installment of principal and/or interest not paid on or before the tenth (10th) day after such installment is due. The entire principal balance hereof, together with accrued interest, shall, following the occurrence of an Event of Default and Borrower's failure to cure within the applicable grace period, if any, and in any event after maturity, whether by demand, acceleration or otherwise, bear interest at a fluctuating rate per annum equal to four percent (4%) above the Prime Rate in effect from time to time.

     The Borrower agrees to pay on demand all reasonable out-of-pocket costs of collection hereof, including court costs, service fees, and reasonable attorneys' fees, whether or not any foreclosure or other action is instituted by the holder in its discretion.

     The word "holder," as used in this Note, shall mean the payee or endorsee of this Note who is in possession of it, or the bearer, if this Note is at the time payable to the bearer.

     The indebtedness evidenced by this Note is secured by a security interest in all of Borrower's assets and property interests granted to the Bank pursuant to the Security Agreement (the "Collateral").

     No delay or omission on the part of the holder in exercising any right, privilege or remedy shall impair such right, privilege or remedy or be construed as a waiver thereof or of any other right, privilege or remedy. No waiver of any right, privilege or remedy or any amendment to this Note shall be effective unless made in writing and signed by the holder. Under no circumstances shall an effective waiver of any right, privilege or remedy on any one occasion constitute or be construed as a bar to the exercise of or a waiver of such right, privilege or remedy on any future occasion. The acceptance by the holder hereof of any payment after any default hereunder shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the holder hereof under this Note.

     All rights and remedies of the holder against the maker, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently, and the holder shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Codes of Massachusetts and other jurisdictions in which the Collateral is located. The holder shall have no duty as to the collection or protection of the Collateral or of any income thereon, or as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Surrender of this Note, upon payment or otherwise, shall not affect the right of the holder to retain the Collateral as security for the payment and performance of any other liability of the undersigned to the holder.

     The maker of this Note waives all exemption rights, valuation and appraisement, presentment, protest and demand, demand for payment, notice of dishonor and protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, and/or to the addition or release of any other party or person primarily or secondarily liable.

     This Note and the provisions hereof shall be binding upon the undersigned and the undersigned's successors, legal representatives and assigns and shall inure to the benefit of the holder and the holder's successors, legal representatives and assigns.

     This note is executed and delivered in substitution and replacement of the Time Promissory Note dated November 1, 1995, made by Borrower to the Bank's order in the principal amount of $5,000,000.00, as amended, and does not constitute a discharge of the indebtedness evidenced thereby or a novation of the underlying loan transaction.

        IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the day and year first above written.

IN THE PRESENCE OF:


                                           PC CONNECTION, INC.

 /s/ Curtis W. Little, Jr.                 By: /s/ Wayne L. Wilson
----------------------------------            ----------------------------------
                                                 Wayne L. Wilson
                                                 Senior Vice President and
                                                 Chief Operating Officer


                                           Address:
                                           528 Route 13, Milford NH 03055

                    AMENDED AND RESTATED SECURITY AGREEMENT
                    ---------------------------------------


  AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement"), made this 31st day of March, 1997 by and between PC CONNECTION, INC., a New Hampshire corporation with a principal place of business at 528 Route 13, Milford, New Hampshire 03055 (the "Debtor"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation with a principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Secured Party").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Bank and the Secured Party are parties to a certain Revolving Credit Agreement dated as of December 10, 1993, as amended by four (4) certain amendments to said Revolving Credit Agreement and Related Loan Documents (as defined in the Revolving Credit Agreement, as amended) dated as of December 15, 1994, November 1, 1995, March 1, 1996 and November 14, 1996, respectively (collectively, the "Original Loan Agreement");

     WHEREAS, pursuant to the Original Loan Agreement, Secured Party has extended to Debtor a $22,500,000 revolving credit and a $5,000,000.00 time loan, secured by a first security interest in all of its assets and property interests in addition to accounts and inventory, all as set forth in an Amended and Restated Security Agreement dated November 1, 1995, as amended (the "Prior Security Agreement");

     WHEREAS, the Debtor has requested that the Secured Party (1) increase the original revolving credit in favor of the Debtor to the maximum principal amount of Thirty Million Dollars ($30,000,000.00), to be increased to Forty Million Dollars ($40,000,000.00) after March 1, 1998, ("Revolving Credit") and (2) make a five-year term loan to Borrower in the principal amount of Five Million Dollars ($5,000,000.00) ("Term Loan") (collectively, the "Loans");

     WHEREAS, the Bank has agreed to establish such an increased revolving credit and term loan pursuant to the terms and conditions of an Amended and Restated Commercial Loan Agreement of even date herewith ("Loan Agreement"), a Revolving Credit Note in the maximum principal amount of $40,000,000.00 of Debtor to Secured Party of even date. herewith ("Revolving Credit Note"); and a Term Promissory Note in the principal amount of $5,000,000.00 of Debtor to Secured Party of even date herewith ("Term Note") (Revolving Credit Note and Term Note, collectively, the "Notes"); and

     WHEREAS, this Security Agreement sets forth the terms and conditions of the Loans and amends and restates in its entirety the Prior Security Agreement.

     NOW, THEREFORE, in consideration of the willingness of the Secured Party to make the Loans and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Security Interest.  As security for the Secured Obligations described
          -----------------
in Section 2 hereof, Debtor hereby grants to the Secured Party, subject to the exceptions and qualifications expressly set forth herein, a first priority security interest in and lien on all of the Debtor's property rights and assets, including without limitation the property described below (hereinafter referred to collectively as the "Collateral"):

          (a) All equipment, including machinery, motor vehicles, office equipment, furniture, fixtures, along with all other parts, tools, trade-ins, repairs, accessories, accessions, modifications, and replacements, whether now owned or subsequently acquired, constructed, or attached or added to, or placed in, the foregoing (collectively, the "Equipment");

          (b) All inventory, wherever located, including goods, merchandise and other personal property, held for sale or lease or other disposition or furnished or to be furnished under a contract of service, or constituting raw materials, work in process or materials used or consumed in the Debtor's business, or consigned to others or held by others for return to the Debtor, whether now owned or subsequently acquired or manufactured and wherever located, and including documents of title, whether negotiable or non-negotiable, representing any of the foregoing (collectively, the "Inventory");

          (c) All accounts receivable, including, without limitation, accounts, contracts, contract rights, chattel paper, instruments, rents, deposits, general intangibles, and any other obligations of any kind whether now existing or hereafter arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, notes, leases, licenses, franchises, supply agreements, and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents and instruments (whether negotiable or non-negotiable, and regardless of their being attached to chattel paper), rents, deposits, general intangibles, or obligations (any and all such accounts, contracts, contract rights, chattel paper, documents and instruments, rents, deposits, general intangibles, and obligations being the "Receivables," and any and all such security agreements, notes, leases, licenses, franchises, supply agreements, and other contracts being the "Related Contracts");

          (d) All general intangibles, including, but not limited to, corporate names, trade names, trademarks, trade secrets and other proprietary information, copyrights, books and records, customer lists, blue prints and plans, computer programs, tapes and related electronic data processing software, and all books and records relating to the conduct of the Debtor's business, including without limitation those relating to its accounts;

          (e) Any and all additions, accessions, substitutions or replacements to or for any of the foregoing;

          (f) Any and all products and proceeds of any or all of the foregoing, including, without limitation, cash, cash equivalents, tax refunds and the proceeds of insurance policies providing coverage against the loss or destruction of or damage to any of the Collateral, or any indemnity, warranty, or guarantee payable by reason of loss or damage to or otherwise with respect to any of the Collateral (whether or not the Secured Party is the loss payee thereof);

          (g) All of the Debtor's after-acquired property of the kinds and types described in paragraphs (a)-(f) herein;

          (h) All records and data relating to any of the property described above, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of the Debtor's right, title, and interest in and to all computer software required to utilize, create, maintain and process any of such records or data or electronic media; and

also in (1) all checks, money, securities, bank accounts, deposit accounts, and other accounts in the possession of or held by the Secured Party whether in the name of the Debtor or in the name of the Secured Party, and (2) all other property owned by the Debtor or in which the Debtor has an interest that are now or may hereafter be in the possession, custody, or control of the Secured Party. The property described in (1) and (2) above are held in the possession of the Secured Party by agreement of Debtor and Secured Party. All of the said Collateral (which throughout this Agreement includes after-acquired Collateral) is to secure the payment and performance of all of the Secured Obligations.

     2.   Secured Obligations.  The security interest hereby granted shall
          -------------------
secure the following (the "Secured Obligations"):

          (a) The Debtor's repayment of all outstanding loans or advances under the Revolving Credit, together with interest, late charges, and any other applicable charges, to the Secured Party pursuant to the promissory note evidencing such indebtedness;

          (b) The Debtor's repayment of the outstanding principal balance under the Term Loan, together with interest, late charges, and any other applicable charges, to the Secured Party pursuant to the promissory note evidencing such indebtedness;

          (c) The Debtor's payment or performance of all of its obligations under the Loan Agreement and under the other Loan Documents (as defined, described and identified in the Loan Agreement, hereinafter the "Loan Documents"), as the same may be amended, modified, extended, renewed, replaced or restated;

          (d) The payment of all other sums with interest and charges thereon advanced in accordance herewith to protect the validity, security, and priority of this Agreement, the Loan Agreement, or the Loan Documents; and

          (e) Any other indebtedness of Debtor to Secured Party of every kind and description, direct or indirect, absolute or contingent, due or to become due, regardless of how they arose or were acquired, now existing or hereafter arising.

     3.   Warranties and Representations of the Debtor.  Debtor hereby makes the
          --------------------------------------------
following representations and warranties which shall survive the execution and delivery of this Agreement and shall be continuing representations and warranties as long as any Secured Obligation remains outstanding:

          (a) All representations and warranties made in the Loan Agreement and the Loan Documents relating to the Debtor and the Collateral are true, accurate and complete in all material respects;

          (b) The Debtor's principal place of business is located at 528 Route 13, Milford, New Hampshire; the Debtor's executive offices and the office where its books and records are kept and are to be kept concerning the Receivables, Related Contracts and other Collateral are at the aforesaid address; and the Debtor has no other places of business except those set forth on Schedule I hereto;
              ----------

          (c) The Debtor conducts business only under and through the corporate, business and trade names "PC Connection" and "MAC Connection," and such other trade names as it deems advisable upon written notice to the Bank;

          (d) No material authorization, approval or other action by, and no notice to or filing with, any governmental authority or other person is required either (i) for the grant by the Debtor of the security interests granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, or (ii) for the perfection of or the exercise by the Secured Party of its respective rights and remedies hereunder, except the filing of financing statements;

          (e) The Debtor has good and marketable title to all of the Collateral pledged by it hereunder, free and clear of any liens, security interests, encumbrances or interests or claims of any other person or entity, except security interests held by International Business Machines Corporation and IBM Credit Corporation (collectively "IBM") in specific IBM and Lexmark International, Inc. inventory and equipment and by Deutsche
     -------------------------------
     Financial Services Corporation and other permitted encumbrances listed on
     Schedule II and the Permitted Encumbrances as defined in the Loan Agreement
     -----------
     (all of the foregoing, "Permitted Encumbrances");

          (f) Upon the filing of UCC-1 financing statements being delivered at or prior to the execution hereof, and the advance of value, the Secured Party will have a valid, perfected first security interest in all of the Collateral in which Debtor now or in the future has rights, except with respect to the Permitted Encumbrances, and except for Collateral which requires possession or an alternate means of perfection;

          (g) The Debtor has not performed any acts which might prevent the Secured Party from enforcing any of the material terms and conditions of this Agreement or which would limit any of them in any such enforcement;

          (h)   Schedule III attached hereto sets forth the description and
                ------------
     location of all Collateral not located at the Debtor's principal place of business, together with a list of the record owners of the real estate on which such Collateral is located as of the date of this Agreement; and

          (i) No effective financing statements or other similar instrument in effect covering all or any part of the Collateral is on file in any recording office, other than financing statements filed by IBM and Deutsche Financial Services Corporation ("DFS"), and "notice" filings by certain equipment lessors listed on Schedule II, except as may have been filed in
                                 -----------
     favor of Secured Party relating to this Agreement.

     4.   Affirmative Covenants of the Debtor.
          -----------------------------------

          (a) The Debtor shall promptly notify and provide the Secured Party with a complete description of the opening of any new places of business, the closing of any existing places of business, the conduct of business under any names or through any entities other than those set forth herein, the relocation of any of the Collateral to any new place of business or any other act which would affect the financing statements filed by the Secured Party;

          (b) The Debtor shall continuously take all steps that are necessary or prudent to protect the security interests of the Secured Party in the Collateral;

          (c) The Debtor shall defend the Collateral against the claims and demands of all persons;

          (d) The Debtor shall deliver and pledge to the Secured Party, endorsed or accompanied by instruments of assignment or transfer satisfactory to the Secured Party, any instruments, documents, and chattel paper which the Secured Party may reasonably specify;

          (e) The Debtor shall comply, in all material respects, with all governmental regulations applicable to the Collateral or any part thereof or to the operation of the Debtor's business, noncompliance with which would have a material and adverse effect on the business and operations of the Borrower; provided, however, that the Debtor may contest any governmental regulation in any reasonable manner which shall not in the reasonable opinion of the Secured Party adversely affect the Secured Party's rights or the first priority of its security interest in the Collateral;

          (f) The Debtor shall pay promptly when due, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein; and (iii) such charge is adequately reserved against in accordance with the generally accepted accounting principles;

          (g) The Debtor shall cause the Equipment to be maintained and preserved in good working order and condition, reasonable wear and tear and fully insured casualty excepted, and shall make all repairs, replacements, additions, and other improvements necessary to maintain the Equipment in such good condition;

          (h) The Debtor shall maintain Inventory sufficient to meet the needs of its business;

          (i)   The Debtor shall preserve all beneficial Related Contracts;

          (j) The Debtor shall take all commercially reasonable steps necessary to collect the Receivables;

          (k) The Debtor shall furnish the Secured Party with a detailed report (in such form and at such intervals as the Secured Party may prescribe but no more frequently than monthly with regard to Borrowing Base (as defined in the Loan Agreement) and monthly financial data) of all allowances, adjustments, returns and repossessions, and all Collateral detained from or refused entry into the United States by the appropriate governmental authorities; and the Secured Party may at any time without prior notice to or consent of the Debtor:

               (i) require the Debtor to pay the Secured Party an amount equal to said allowances and adjustments, or, in the case of returned, repossessed, detained or refused inventory, equal to the amount of the Collateral represented thereby; or

               (ii) charge such amounts to any deposit account of the Debtor with the Secured Party; or

               (iii)  accept the return of any Inventory;

all without discharging or in any affecting the Borrower's liability hereunder or on the Secured Obligations.

          (l) The Debtor shall assure that (i) no Receivable is or shall be subject to any defense, offset, counterclaim, discount, or allowance, (ii) no agreement under which any deduction, discount, credit or allowance of any kind may be granted or allowed shall have been or shall thereafter be made by Debtor with any account party without the consent of Secured Party, except as expressly permitted under Section 8(b) below, (iii) all statements made and all unpaid balances appearing in the invoices, documents, agreements relating to each Receivable are and shall be true, genuine, and correct in all respects, and (iv) no Receivable shall be converted to a note or other instrument unless the same shall be delivered to the possession of the Secured Party within ten (10) days of the date of execution of such note or instrument;

          (m) Debtor shall keep accurate and complete records listing and describing the Collateral, and when requested by Secured Party, Debtor shall give Secured Party a certificate listing and describing the Collateral and setting forth the total value of the Inventory, the total value of the Equipment, the amount of the Receivables designating how many days the Receivables are from the date of invoice, the face value of any instruments, and any other information Secured Party may reasonably request. Secured Party shall have the right at any time to inspect the Collateral and to audit and make copies of or extracts from any records or other writings which relate to the Collateral or the general financial conditions of Debtor;

          (n) The Debtor shall advise the Secured Party promptly, in reasonable detail, of (i) any lien, security interest, encumbrance, or claim made or asserted against any of the Collateral other than the security interests of the Secured Party, IBM and DFS and other Permitted Encumbrances, (ii) any material change, substantial loss or depreciation in the composition of the Collateral, and (iii) the occurrence of any other material adverse effect known to Debtor on the aggregate value, enforceability or collectibility of the Collateral or on the security interests created hereunder;

          (o) The Debtor shall give, execute, deliver and file or record in the proper governmental offices, any instrument, paper or document, including, but not limited to, one or more financing statements under the Uniform Commercial Code, reasonably satisfactory to the Secured Party, or take any action which the Secured Party may deem necessary or desirable in order to create, preserve, perfect, extend, continue, modify, terminate or otherwise effect any security interest granted pursuant hereto, or to enable the Secured Party to exercise or enforce any of its rights hereunder and in this regard Debtor authorizes the Secured Party to file any financing or continuation statement without the Debtor's signature to the extent permitted by applicable law; and

          (p) The Debtor shall keep, and stamp or otherwise mark, any of its documents, instruments and chattel paper and its books and records relating to any of the Collateral in such manner as the Secured Party may reasonably require.

     5.   Negative Covenants of the Debtor.  Except as otherwise provided in the
          --------------------------------
Loan Agreement or in this Agreement, without the prior written consent of the Secured Party, the Debtor shall not:

          (a) Transfer, sell or assign any of the Collateral other than (i) sales of Inventory in the ordinary course of Debtor's business for cash or on open account and on terms of payment ordinarily extended to its customers or (ii) dispositions of Equipment that has become worn out or obsolete or that has been replaced by other Equipment;

          (b) Allow or permit any other security interest, lien, levy or attachment, other than Permitted Encumbrances, to attach to any of the Collateral;

          (c) File, authorize, or permit to be filed in any jurisdiction any financing statement relating to any of the Collateral unless the Secured Party is named as sole secured party;

          (d) Permit any of the Collateral to be levied upon under any legal process;

          (e) Permit anything to be done that may materially impair the value of any of the Collateral or the security therein intended to be afforded hereby; or

          (f) Use the Collateral in violation of any law or in any manner inconsistent with any policy of insurance thereon.

     6.   Fixtures.  It is the intention of the parties hereto that none of the
          --------
Collateral shall become fixtures. Without limiting the generality of the foregoing, the Debtor will, if requested by the Secured Party, use its best efforts to obtain waivers of lien, in form satisfactory to the Secured Party, from each mortgagee or lessor of real property (other than the Secured Party) on which any of the Collateral is or is to be located.

     7.   Insurance.  Debtor shall, at its own expense, maintain insurance
          ---------
covering the Collateral against such risks, with such insurers, in such form, and in such amounts as shall from time to time be required by Secured Party, but in any event, in such amounts and with such coverage as is customary in Debtor's type of business, which insurance may provide for reasonable deductibility from coverage thereof. All insurance policies shall be written so as to be payable in the event of loss to Secured Party as an additional insured and loss payee and shall provide for ten (10) days' written notice to Secured Party of cancellation or modification. At the request of Secured Party, all insurance policies shall be furnished to and held by Secured Party. Debtor hereby assigns to Secured Party return premiums, dividends and other amounts which may be or become due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay Secured Party any sums so due, provided Debtor shall be entitled to receive such sum until such time as an Event of Default has occurred. Secured Party is hereby appointed as attorney irrevocable to collect return premiums, dividends and other amounts due on any insurance policy and the proceeds of such insurance, to settle any claims with the insurers in the event of loss or damage, to endorse settlement drafts and, upon the occurrence of an Event of Default (as defined hereinbelow), to cancel, assign, or surrender any insurance policies. If, while any Secured Obligations are outstanding, any return premiums, dividends, other amounts or proceeds are paid to Secured Party under such policies, Secured Party may, at Secured Party's option, take either or both of the following actions:

(i) apply such return premiums, dividends, other amounts and proceeds in whole or in part to the payment or satisfaction of any of the Secured Obligations in whatever order Secured Party determines; or (ii) pay over such return premiums, dividends, other amounts and proceeds in whole or in part to Debtor for the purpose of repairing or replacing the Collateral destroyed or damaged, any return premiums, dividends, other amounts and proceeds so paid over by Secured Party to be secured by this Agreement.

     8.   Receivables.
          -----------

          (a) Debtor agrees that Secured Party may communicate with account debtors in order to verify the existence, amount, and terms of any Receivables. Secured Party may notify account debtors of the security interests established herein and require that payments on Receivables be made directly to Secured Party, and upon the request of Secured Party, Debtor shall notify account debtors and indicate on all billings that payments and returns are to be made directly to Secured Party. In furtherance of the foregoing, Debtor hereby appoints Secured Party attorney irrevocable with full power to collect, compromise, endorse, sell, or otherwise deal with the Receivables or proceeds thereof and to perform the terms of any contract in order to create Receivables in Secured Party's name or in the name of Debtor, provided the Secured Party shall only exercise the power granted in this sentence upon and following the occurrence of an Event of Default. This Agreement may be, but need not be, supplemented by separate assignments of Receivables and contract rights and, if such assignments are given, the rights and security interests given thereby shall be in addition to and not in limitation of the rights and security interests granted by this Agreement.

          (b) The Debtor may grant such allowances or other adjustments to account debtors (exclusive of extending the time for payment of items in the aggregate amount of $50,000.00 or more which shall not be done without first obtaining the Secured Party's written consent in each instance which consent may not be unreasonably withheld) as the Debtor may reasonably deem to accord with sound business practice.

     9.   Events of Default.  The following events shall be deemed "Events of
          -----------------
Default" hereunder:

          (a) An Event of Default under the Loan Agreement or any of the Loan Documents;

          (b) Any representation or warranty or statement of fact made to Secured Party at any time by Debtor proves to have been false or misleading in any material respect when made or furnished;

          (c) Debtor fails to observe or perform any covenant, warranty, or agreement required to be observed or performed by it under this Agreement;

          (d) Uninsured loss, theft, damage, or destruction of any substantial portion of any of the Collateral;

          (e) Any levy, seizure, or attachment of any of the Debtor's property in the amount of $200,000 or more and any such levy, seizure or attachment is not removed, dissolved or bonded within sixty (60) days;

          (f)   Dissolution or termination of existence of the Debtor; or

          (g) The calling or sufferance by the Debtor of a meeting of the creditors of the Debtor or the occurrence of a meeting by the Debtor or a representative thereof with a formal or informal committee of creditors of the Borrower.

     10.  Rights and Remedies of Secured Party on Default.  Upon the occurrence
          -----------------------------------------------
of any Event of Default, Secured Party shall have, by way of example and not of limitation, the following rights and remedies:

          (a) Secured Party may declare the Secured Obligations, or any of them, to be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived;

          (b) In addition to all other rights and remedies contained in this Agreement, the Loan Agreement, and in the Loan Documents, Secured Party may exercise the rights and remedies accorded Secured Party by the Uniform Commercial Code or by any other applicable law, all of which rights and remedies shall be cumulative and non-exclusive to the extent permitted by law;

          (c) Secured Party shall have the right to enter and/or remain upon the Premises of Debtor, or any other place or places where any of the Collateral is located and kept, without any obligation to pay rent to Debtor or others, and remove Collateral therefrom to the premises of the Secured Party or any agent of Secured Party for such time as Secured Party may desire in order to maintain, collect, sell and/or prepare the Collateral for sale, liquidation or collection;

          (d) Secured Party may require the Debtor at Debtor's cost to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party;

          (e) Secured Party may take possession of and use and operate the Collateral in the manner and for the purposes as set forth in Section 11 hereinbelow;

          (f) Secured Party may sell, lease, or otherwise dispose of the Collateral as set forth in Section 12 hereinbelow;

          (g) Secured Party shall have the right to set-off, without notice to the Debtor, any and all deposits or other sums at any time or times credited or due from Secured Party to Debtor, whether in a special account or other account or represented by a certificate of deposit (whether or not matured); which deposit and other sums shall at all times constitute additional security for the Secured Obligations;

          (h) Secured Party may perform any warranty, covenant or agreement which Debtor has failed to perform under this Agreement; and

          (i) Secured Party may take any other action which Secured Party deems necessary or desirable to protect the Collateral or the security interests granted herein.

     11.  Rights of Secured Party to Use and Operate Collateral.  Upon the
          -----------------------------------------------------
occurrence of any Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Debtor and all persons claiming under the Debtor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Secured Party may, from time to time, at the expense of the Debtor, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Secured Party may reasonably deem proper. In any such case, subject as aforesaid, the Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Debtor in respect thereto as the Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as the Secured Party may see fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including reasonable legal costs and attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied to the payment of the Secured Obligations in such order of priority as the Secured Party may determine in its sole discretion and any surplus shall be returned to the Debtor. Without limiting the generality of the foregoing, the Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce their rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Debtor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payment of the Secured Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

     12.  Rights of Secured Party to Sell Collateral.  Upon five (5) days, prior
          ------------------------------------------
written notice by registered or certified mail by Secured Party to Debtor at the address of the Debtor set forth above (or at such other address or addresses as the Debtor shall specify in writing by like notice to the Secured Party) of the time and place of any intended disposition of Collateral, the Secured Party shall have the right and power to sell, assign, lease, or otherwise dispose of the Collateral from any business premises of the Debtor, either at public auction or private sale, by liquidation sale or other disposition, or as if the sale was being made in the ordinary course of Debtor's business, with or without notice to the public that the said sale or disposition is for the benefit of the Secured Party; provided, however, that if the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, then Secured Party shall have the right and power to dispose of the Collateral without prior notice to Debtor and Debtor expressly waives any rights to notice under such circumstances. The notices described above shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable legal costs and attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Secured Obligations in such order of priority as the Secured Party may determine in its sole discretion and any surplus shall be returned to the Debtor. In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Obligations in full, the Debtor will be liable for the deficiency, together with interest thereon at the maximum rate provided in the Loan Agreement and the cost and expenses of collection of such deficiency, including, without limitation, reasonable fees of attorneys, experts, and agents, expenses and disbursements.

     13.  Attorney-in-Fact.  The Secured Party is hereby appointed the attorney-
          ----------------
in-fact, with full power of substitution, of the Debtor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments (including, without limitation, financing or continuation statements, conveyances, assignments, and transfers) which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is coupled with an interest and is irrevocable, (provided that Secured Party shall not exercise the power of attorney granted herein except upon and following the occurrence of an Event of Default). The Debtor shall indemnify and hold harmless the Secured Party from and against any liability or damage which it may incur in the exercise and performance, in good faith, of the Secured Party's powers and duties as such attorney-in-fact.

     14.  Waiver, etc.  The Debtor waives notice of nonpayment, demand,
          -----------
presentment, protest or notice of protest of the Collateral, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof. No delay or omission of the Secured Party in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions (all of which are hereinafter collectively referred to as "the Secured Party's rights and remedies") hereunder shall constitute a waiver thereof; and no waiver by the Secured Party of any default of the Debtor hereunder shall operate as a waiver of any other default hereunder. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Secured Party, which consent makes explicit reference to this Agreement. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Secured Party and the Debtor at any time (whether before, during or after the effective date or term of this Agreement), shall be construed in any particular way as a waiver, modification of limitation of any of the Secured Party's rights and remedies under this Agreement (nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Secured Party's rights and remedies under any such other agreement or transaction with the Debtor) but all the Secured Party's rights and remedies against the Debtor not only under the provisions of this Agreement but also under any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Secured Party at such time or times and in such order of preference as the Secured Party in its sole discretion may determine. In the event of an inconsistency between the terms and conditions of this Agreement and the Loan Agreement, the terms and conditions of the Loan Agreement shall prevail.

     15.  Invalid Provisions.  If any provision of this Agreement or portion of
          ------------------
such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

     16.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Secured Party shall be entitled to rely thereon, notwithstanding payment of all Secured Obligations of the Debtor to the Secured Party at any time or times) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Secured Party already has a security interest or any Secured Obligations incurred or rights accrued hereunder prior to the effective date of such termination. Notwithstanding any such termination, the Secured Party shall have a security interest in all Collateral to secure the payment and performance of Secured Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Secured Party prior to such termination. The Secured Party may transfer and assign this Agreement as provided in the Loan Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Secured Party; and the Secured Party shall then be relieved and discharged of any future responsibility or liability with respect to this Agreement and the Collateral.

     17.  Governing Law.  This Agreement is intended to take effect as a sealed
          -------------
instrument and has been executed or completed and is to be performed in Massachusetts, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the domestic laws of Massachusetts, except that with respect to the creation, perfection and enforcement of security interests in Collateral located outside Massachusetts, the internal laws of the jurisdiction in which such Collateral is located shall apply.

     18.  Notices.  Any notices under or pursuant to this Agreement shall be
          -------
given and be deemed effective as provided in Section 9.02 of the Loan Agreement.

     19.  Uniform Commercial Code.  All references herein to the Uniform
          -----------------------
Commercial Code shall mean such code as adopted by the Commonwealth of Massachusetts, except that with respect to the creation, perfection and enforcement of security interests in Collateral located in other jurisdictions, the Uniform Commercial Code as adopted in such other jurisdictions shall apply. All terms used herein, unless expressly defined herein, shall have the meanings given in the Uniform Commercial Code as adopted by the Commonwealth of Massachusetts.

     20.  No Duty Imposed on Secured Party.  The powers conferred on the Secured
          --------------------------------
Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, and except as may be otherwise stated herein, the Secured Party shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve any right of it or of the Debtor against other parties pertaining to any Collateral.

     21.  Existing Financing Statements.  This Security Agreement amends and
          -----------------------------
restates the Prior Security Agreement in its entirety and does not terminate the security interests granted thereunder. Furthermore, the security interests granted to the Secured Party by the Debtor pursuant to the Prior Security Agreement and perfected by previously filed UCC-l financing statements continue in full force and effect notwithstanding the filing of additional UCC- 1 financing statements in connection with this Security Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WITNESS:                                PC CONNECTION, INC.


/s/ Curtis W. Little, Jr.               By: /s/ Wayne L. Wilson
---------------------------                 --------------------------
                                               Wayne L. Wilson,
                                               Sr. Vice President

                                        STATE STREET BANK AND
                                        TRUST COMPANY


/s/ Curtis W. Little, Jr.               By: /s/ Thomas J. Pyles
---------------------------                 --------------------------
                                               Vice President

         Schedules Certificates, Collateral Assignments and Exhibits may be obtained from the Registrant upon written request.

                                   AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                           COMMERCIAL LOAN AGREEMENT
                          AND RELATED LOAN DOCUMENTS


     THIS AMENDMENT to Amended and Restated Commercial Loan Agreement and Related Loan Documents is made as of the 19th day of November, 1997, by and between STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation having its principal office at 225 Franklin Street, Boston, Massachusetts (the "Bank"), and PC CONNECTION, INC., a New Hampshire corporation having its principal place of business at 528 Route 13, Milford, New Hampshire (the "Borrower").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Bank and the Borrower are parties to a certain Amended and Restated Commercial Loan Agreement dated as of March 31, 1997 (the "Loan Agreement"), and certain Loan Documents (as defined in the Loan Agreement);

     WHEREAS, pursuant to the Loan Agreement, the Bank has extended to the Borrower (1) a revolving line of credit in the maximum principal amount of $30,000,000 (to be increased to $40,000,000 after March 1, 1998) (the "Revolving Credit") and (2) a term loan in the principal amount of $5,000,000 (the "Term Loan"); and

     WHEREAS, the Borrower has requested, and the Bank has agreed to, (1) increase the maximum principal amount available under the Revolving Credit to $45,000,000, (2) reduce the interest rate on Libor Rate Loans under the Revolving Credit and both the Prime Rate Loan and COF Loans under the Term Loan by one-half percent (1/2%) per annum, (3) increase the cap on Qualified Inventory includable within Borrower's Borrowing Base to $25,000,000, and (4) revise the definition of "Net Income" for purposes of the Borrower's financial covenants contained in the Loan Agreement, all of the foregoing changes to be upon and subject to the terms and conditions of the Loan Agreement and the Loan Documents, as the same are amended hereby;

     NOW, THEREFORE, in consideration of the premises contained herein, the Borrower and the Bank hereby agree as follows (all capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement):

     I.   AMENDMENT OF LOAN AGREEMENT.
          ---------------------------

     A.   Increase of Revolving Line of Credit.  Section 2.01 of the Loan
          ------------------------------------
Agreement shall be and hereby is amended by increasing the maximum amount of the Revolving Credit as set forth therein from Thirty Million ($30,000,000.00) Dollars (increasing to Forty Million ($40,000,000) Dollars after March 1, 1998) to Forty-Five Million ($45,000,000.00) Dollars, effective as of the date hereof subject to and limited by the provisions regarding availability under such
Section 2.01, as well as Sections 2.08, 2.09, 2.11 and 2.12, and further subject to the other provisions of the Loan Agreement and the terms and conditions of the Revolving Credit Note. The Borrower shall execute and deliver to Bank a replacement Revolving Credit Note in the form attached hereto as Exhibit A
                                                                 ---------
contemporaneously herewith to reflect the increase of the maximum principal amount of the Revolving Credit and the reduction in the interest rate on Libor Rate Loans as provided below, and hereafter all references to "Revolving Credit Note" or "Note" in the Loan Agreement or any other Loan Documents shall mean such promissory note. All references in the Loan Agreement to the maximum principal amount of the Revolving Credit or the principal amount of the Note or Revolving Credit Note are amended to read $45,000,000.00.

     B.   Interest Rate Reductions.
          ------------------------

          (1) The first sentence of Section 2.04.1 of the Loan Agreement is amended to read as follows:

          On the outstanding and unpaid principal amount of the Revolving Credit, Borrower shall pay interest to the Bank at an interest rate per annum equal to (i) Bank's Prime Rate in effect from time to time or (ii) the Adjusted Libor Rate plus two percent (2.0%) per annum, as provided below.

          (2) The first sentence of Section 2.04.2 of the Loan Agreement is amended to read as follows:

          On the outstanding and unpaid principal amount of the Term Loan, Borrower shall pay interest to the Bank at an interest rate per annum equal to (i) Bank's Prime Rate in effect from time to time (the "Term Variable Rate") or (ii) the Bank's Cost of Funds Rate, as defined below, plus two and one-half percent (2.5%) per annum.

The Borrower shall execute and deliver to the Bank contemporaneously herewith a Note Modification Agreement in the form attached hereto as Exhibit B which shall
                                                           ---------
implement the foregoing interest rate reductions for the Term Loan.

     C.   Increase in Cap on Qualified Inventory includable in Borrowing Base.
          -------------------------------------------------------------------
The definition of "Borrowing Base" contained in Section 1.01 of the Loan Agreement is amended to read in its entirety as follows:

          "BORROWING BASE" means as of any time the percentages set by the Bank
          ---------------
     of the Borrower's Qualified Certified Accounts and Qualified Inventory as of such time, all as determined by the Bank in its sole discretion, which determination shall be final and binding upon the Borrower, against which and only against which the Bank will make loans pursuant to Section 2.01 of this Agreement. Until changed by the Bank, the Borrowing Base is the lesser of (i) Forty-Five Million Dollars ($45,000,000.00), or (ii) the sum
     ---------                                                  --
     of (x) Seventy Five Percent (75%) of the Qualified Certified Accounts and
     (y) Fifty Percent (50%) of Qualified Inventory, subject to the following qualifications: In no event shall the total amount advanced hereunder against Qualified Inventory exceed Twenty-Five Million Dollars ($25,000,000.00); and in no event shall the Borrowing Base exceed the sum of Forty-Five Million Dollars ($45,000,000.00). The Bank reserves the right in its sole discretion and upon reasonable prior notice (i) to modify the percentage of Qualified Inventory included in the Borrowing Base or the total amount which may be advanced against Qualified Inventory or (ii) to eliminate Qualified Inventory entirely from the Borrowing Base.

     D.   Change in Definition of "Net Income."  The definition of "Net Income"
          -------------------------------------
contained in Section 7.03 of the Loan Agreement is amended to read in its entirety as follows:

          "Net Income" means total income from all sources for the fiscal quarter or year, less cost of goods sold, taxes, depreciation and
                      ----
     amortization expense, and such other items treated as expenses under GAAP for such period, but excluding expense charges respecting compensation recognized for stock options granted under employee stock option plans recorded pursuant to APB Opinion No. 25, and less the amount distributed to
                                                  ----
     shareholders during such period to cover income taxes for undistributed profits (if Borrower has elected S Corporation status), all as determined from the Financial Statements in accordance with GAAP.

     II.  AMENDMENT OF OTHER LOAN DOCUMENTS.
          ---------------------------------

     Each of the other Loan Documents, whether or not specifically referenced herein, shall be and hereby is amended to reflect the terms and conditions of this Amendment and to include within the scope of such Loan Documents and the description of Loans and Notes therein, and the obligations secured thereby, the Revolving Credit as hereby increased. Without limiting the generality of the foregoing, all references in the Amended and Restated Security Agreement included among the Loan Documents to the Revolving Credit shall mean the Revolving Credit as increased this date to Forty-Five Million Dollars ($45,000,000).

     III. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.
          -----------------------------------------------

     Except as set forth in Schedule I attached hereto, or otherwise consented to or acknowledged by the Bank in writing, Borrower hereby confirms, reasserts, and restates all of the representations and warranties under the Loan Agreement and the Loan Documents, as amended hereby, as of the date hereof, including without limitation, the representations and warranties set forth in Article IV of the Loan Agreement.

     IV.  REAFFIRMATION OF AFFIRMATIVE COVENANTS.
          --------------------------------------

     Except as set forth in Schedule II attached hereto, or otherwise consented to or acknowledged by the Bank in writing, Borrower hereby confirms, reasserts, and restates its affirmative covenants as set forth in the Loan Agreement and the Loan Documents, as amended hereby, as of the date hereof, including without limitation the Affirmative Covenants set forth in Article V of the Loan Agreement.

     V.   REAFFIRMATION OF NEGATIVE COVENANTS.
          -----------------------------------

     Except as set forth in Schedule III attached hereto, or otherwise consented to or acknowledged by the Bank in writing, Borrower hereby confirms, reasserts, and restates its negative covenants as set forth in the Loan Agreement and the Loan Documents, as amended hereby, as of the date hereof, including without limitation the Negative Covenants set forth in Article VI of the Loan Agreement.

     VI.  FURTHER REPRESENTATION AND WARRANTIES.
          -------------------------------------

     The Borrower represents and warrants to the Bank as follows:

     A. The execution, delivery and performance of this Amendment and the documents relating hereto (the "Amendment Documents") are within the power of the Borrower and are not in contravention of law, the Borrower's Articles of Incorporation, By-laws or the terms of any other documents, agreements or undertaking to which the Borrower is a party or by which the Borrower is bound. No approval of any person, corporation, governmental body or other entity not provided herewith is required as a prerequisite to the execution, delivery and performance by Borrower of the Amendment Documents or any of the documents submitted to the Bank in connection with the Amendment Documents to ensure the validity or enforceability thereof.

     B. All necessary corporate action has been taken by the Borrower to authorize the execution, delivery and performance of the Amendment Documents which, when executed on behalf of the Borrower, will constitute the legally binding obligations of the Borrower, enforceable in accordance with their respective terms.

     VII. NO FURTHER EFFECT.
          -----------------

     Except as specifically amended hereby, the terms and conditions of the Loan Agreement and each of the Loan Documents as set forth therein shall remain in full force and effect.

     IN WITNESS WHEREOF, the Bank and the Borrower have executed and delivered this Amendment all as of the date and year first above written.

WITNESS:                            BANK:
                                    -----

                                    STATE STREET BANK AND TRUST COMPANY

/s/                                 By: /s/ Thomas J. Pyles
----------------------------            --------------------------------------
                                        Thomas J. Pyles
                                        Vice President


WITNESS:                            BORROWER:
                                    --------

                                    PC CONNECTION, INC.


/s/ Paul Drahnak                    By: /s/ Wayne L. Wilson
-----------------------------           -------------------------------------
                                        Wayne L. Wilson
                                        Senior Vice President and
                                        Chief Operating Officer

                          NOTE MODIFICATION AGREEMENT
                                   (ALLONGE)


     THIS NOTE MODIFICATION AGREEMENT is dated as of November 19th, 1997 between PC CONNECTION, INC., a New Hampshire corporation (the "Borrower") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation (the "Bank").

                                    PREAMBLE
                                    --------

     The Borrower executed and delivered to the Bank its Term Note dated March 31, 1997, in the original principal amount of Five Million and 00/100 DOLLARS ($5,000,000.00) (the "Note"). The Borrower has requested a reduction in (1) the Term Variable Rate from the Bank's Prime Rate plus one-half of one percent (0.5%) per annum to the Bank's Prime Rate per annum, and (2) the rate based on the Bank's Cost of Funds Rate from the Bank's Cost of Funds Rate plus three percent (3%) per annum to the Bank's Cost of Funds Rate plus two and one-half percent (2.5%) per annum. The Bank has agreed to such request, upon and subject to the terms and conditions set forth herein.

     Accordingly, in consideration for the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows (all terms used herein shall have the meanings given in the Note unless expressly defined herein):

     1.   Interest Rate.  The second paragraph of the Note is amended to read in
          -------------
its entirety as follows:

          Interest shall be calculated and charged daily on the basis of actual days elapsed over a three hundred sixty (360) day banking year at a variable rate equal to the Bank's Prime Rate in effect from time to time. As used herein, "Prime Rate" means the rate of interest announced by the Bank in Boston from time to time as its "Prime Rate." Each time the Prime Rate changes, the interest rate hereunder shall change contemporaneously with such change. The Prime Rate is an index only, and not necessarily the lowest rate charged by the Bank on commercial loans. The Borrower may also elect a Cost of Funds based rate of interest equal to the then Cost of Funds Rate plus two and one-half percent (2.5%) per annum to apply to the outstanding principal hereunder in accordance with, and subject to the terms and conditions of, the Loan Agreement (defined below).

     2.   No other Change.  Except as expressly and specifically modified
          ---------------
herein, the terms of the Note remain unchanged and are in full force and effect. In no event shall this Note Modification Agreement constitute a novation or discharge of the Note or the indebtedness evidenced thereby.

     3.   References.  All references to the "Note" or the "Term Note" in the
          ----------
Loan Agreement or in any other agreements, mortgages, or instruments securing or otherwise pertaining to the indebtedness evidenced by the Note or otherwise referring to the Note shall be deemed to refer to the Note as hereby modified.

     4.   Collateral.  The Note, as hereby modified, continues to be secured by
          ----------
the Collateral (as defined in the Loan Agreement) and such other collateral for the Loan as has been granted to the Bank by the Borrower, including without limitation the security interests granted by Borrower to the Bank pursuant to the Amended and Restated Security Agreement dated as of March 31, 1997 between the Borrower and the Bank.

     5.   Allonge.  An original counterpart of this Agreement has been attached
          -------
to the Note and shall constitute an allonge to the Note such that the Note and this Agreement shall constitute a single instrument.

     IN WITNESS WHEREOF, the Bank and the Borrower have executed and delivered this Note Modification Agreement as of the day and year first above written.

WITNESS:                      BORROWER:
                              --------

                              PC CONNECTION, INC.

/s/ Paul Drahnak              By: /s/ Wayne L. Wilson
--------------------------        ----------------------------------
                                  Wayne L. Wilson
                                  Senior Vice President and
                                  Chief Operating Officer

                              Address:
                              528 Route 13, Milford, NH 03055

                              BANK:
                              ----

                              STATE STREET BANK AND TRUST COMPANY

/s/                           By: /s/ Thomas J. Pyles
-------------------------         ----------------------------------
                                  Thomas J. Pyles
                                  Vice President

                              PC CONNECTION, INC.

                          DIRECTORS ACTION BY CONSENT


     NOW COME David Hall, Patricia Gallup, David Beffa-Negrini, Martin Murrer, and Peter Baxter, being all of the Directors of PC Connection, Inc. and in accordance with R.S.A. 293-A:8.21 hereby consent to the following resolutions:

     Resolved,

That the corporation amend its Revolving Line of Credit with State Street Bank and Trust Co. by increasing the limit on the revolving credit to $45 million; and

That Wayne Wilson, Senior Vice President, CFO and COO shall have authority to execute on behalf of the corporation any notes and documents necessary to amend the Credit and close the transaction with the bank.


                                    Dated:  November 3, 1997


                                    /s/ David Hall
                                    -------------------------------------
                                    David Hall


                                    /s/ Patricia Gallup
                                    ------------------------------------
                                    Patricia Gallup


                                    /s/ David Beffa-Negrini
                                    ---------------------------------
                                    David Beffa-Negrini


                                    /s/ Martin Murrer
                                    ----------------------------------
                                    Martin Murrer


                                    /s/ Peter Baxter
                                    ------------------------------------
                                    Peter Baxter

                             REVOLVING CREDIT NOTE
                             ---------------------


$45,000,000.00                                Boston, Massachusetts
                                              November 19, 1997



     For value received, PC CONNECTION, INC. (the "Borrower") hereby promises to pay to STATE STREET BANK AND TRUST COMPANY (the "Bank"), or order, at the head office of the Bank at 225 Franklin Street, Boston, Massachusetts 02110, on May 31, 1999 the principal amount of up to FORTY-FIVE MILLION DOLLARS ($45,000,000.00), or such lesser amount as shall have been advanced and not have been prepaid, in immediately available funds, together with interest on the unpaid principal hereof. Interest shall be payable monthly in arrears on the last day of each month beginning on November 30, 1997 at the variable rate per annum equal to the Bank's Prime Rate, in effect from time to time. "Prime Rate" shall mean the rate of interest announced by the Bank in Boston from time to time as its "Prime Rate." Each change in such interest rate shall take effect simultaneously with the corresponding change in such Prime Rate. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, including holidays or other days on which the Bank is not open for the conduct of banking business. The Borrower may also elect a LIBOR based rate of interest equal to the Adjusted LIBOR Rate plus two percent (2.0%) per annum to apply to all or a portion of the outstanding principal hereunder in accordance with, and subject to the terms and conditions of, the Loan Agreement (defined below). The "Adjusted LIBOR Rate" is defined in the Loan Agreement.

     All loans hereunder and all payments on account of principal and interest hereof shall be recorded by the Bank and prior to any transfer hereof, endorsed on Schedule I attached hereto and incorporated herein. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of amounts outstanding hereunder.

     Overdue payments of principal (whether at stated maturity by acceleration or otherwise), and, to the extent permitted by law, overdue interest, shall bear interest, compounded monthly and payable on demand in immediately available funds, at a rate per annum equal to four percent (4%) above the Bank's Prime Rate in effect from time to time.

     This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of the Amended and Restated Commercial Loan Agreement dated as of March 31, 1997, as amended by amendment of even date herewith, by and between the Borrower and the Bank (such agreement, as it may from time to time hereafter be amended or extended, the "Loan Agreement"), wherein it is defined as the "Revolving Credit Note" and the indebtedness evidenced thereby the "Revolving Credit," but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower of this Note to pay the principal of and interest on this Note as herein provided.

     The indebtedness evidenced by this Note is secured by a security interest in all of Borrower's assets and property interests granted to the Bank pursuant to an Amended and Restated Security Agreement dated March 31, 1997 herewith by and between Bank and Borrower, as the same may be from time to time amended or extended.

     In case an Event of Default (as defined in the Loan Agreement) shall occur, the aggregate unpaid principal of plus accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

     The Borrower may at its option prepay all or any part of the principal of this Note before maturity upon the terms provided in the Loan Agreement, including in particular Sections 2.04.5 and 2.04.7 of the Loan Agreement.

     Any deposits or other sums at any time credited by or due from the Bank to the Borrower or any endorser or guarantor hereof and any securities or other property of the Borrower or any endorser or guarantor at any time in the possession of the Bank may at all times be held and treated as collateral for the payment of this Note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, now existing or hereafter arising) of the Borrower to the Bank. Regardless of the adequacy of collateral, the Bank may apply or set-off such deposits or other sums against such liabilities at any time in the case of makers but only with respect to matured liabilities in the case of endorsers and guarantors.

     The Borrower hereof hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no such extension or other indulgence, and no substitution, release or surrender of collateral and no discharge or release of any other party primarily or secondarily liable hereon, shall discharge or otherwise affect the liability of the Borrower, endorser or guarantor. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

     This note is executed and delivered in substitution and replacement of the Revolving Credit Note dated March 31, 1997, made by Borrower to the Bank's order in the original principal amount of up to $40,000,000.00, and does not constitute a discharge of the indebtedness evidenced thereby or a novation of the underlying loan transaction.

     This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

WITNESS:                            PC CONNECTION, INC.


/s/ Paul Drahnak                    By: /s/ Wayne L. Wilson
-------------------------               -----------------------------
                                        Wayne L. Wilson
                                        Senior Vice President and
                                        Chief Operating Officer

                                    Address:
                                    528 Route 13, Milford, NH 03055

                      STATE STREET BANK AND TRUST COMPANY
                      -----------------------------------
                    RSA 399-B STATEMENT OF FINANCE CHARGES
                    --------------------------------------


     In connection with a loan transaction consummated this 19th day of November, 1997, involving a certain revolving credit loan in the maximum availability of $45,000,000.00 (the "Revolving Credit") and a certain term loan in the principal amount of $5,000,000.00 (the "Term Loan") (collectively, the Revolving Credit and the Term Loan are referred to as the "Loan") made by STATE STREET BANK AND TRUST COMPANY ("Bank") to PC CONNECTION, INC. ("Borrower"), pursuant and subject to the Amended and Restated Commercial Loan Agreement of even date herewith between the Bank and the Borrower, as amended this date (the "Loan Agreement"), the Borrower is hereby informed and advised pursuant to New Hampshire RSA 399-B that Borrower shall be liable for and shall pay the following charges (all capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement or the Revolving Credit Note or the Term Note evidencing the Loan) in connection with such Loan:

1.   Interest.
     --------

     A.   Revolving Credit:  The Borrower shall pay interest on the outstanding
          ----------------
principal balance of the Revolving Credit as follows: A variable rate equal to the Bank's Prime Rate in effect from time to time. The Prime Rate shall be the rate of interest announced by the Bank in Boston from time to time as its Prime Rate. Each time the Prime Rate changes, the interest rates on the Note shall change contemporaneously with such change. The Prime Rate is an index only, and is not necessarily the lowest rate charged by the Bank to its commercial customers. The Borrower may also elect a LIBOR based rate of interest equal to the Adjusted LIBOR Rate plus two percent (2.0%) per annum to apply to all or a portion of the outstanding principal under the Revolving Credit Loan in accordance with, and subject to the limitations of, the Loan Agreement.
Interest shall be calculated and charged daily on the basis of actual days elapsed over a three hundred sixty (360) day banking year.

     B.   Term Loan:  The Borrower shall pay interest on the outstanding
          ---------
principal balance of the Term Loan as follows: A variable rate equal to the Bank's Prime Rate in effect from time to time. The Borrower may also elect a Cost of Funds based rate equal to the then Cost of Funds rate plus two and one-half percent (2.5%) per annum to apply to outstanding principal under the Term Loan in accordance with, and subject to the limitations of, the Loan Agreement. Interest shall be calculated and charged daily on the basis of actual days elapsed over a three hundred sixty (360) day banking year.

2.   Costs and Expenses of Closing.  The Borrower shall pay all closing costs
     -----------------------------
incurred by the Bank in connection with the amendment this date of the Revolving Credit and the Term Loan, including, without limitation, document preparation costs, costs associated with the forty percent (40%) participation in the Loan, attorneys' fees and costs, recording and filing fees, and any other expenses incurred by the Bank in the closing of the amendment of the Loan.

3.   Unused Revolving Credit Fee.  Borrower shall continue to be obligated to
     ---------------------------
pay to the Bank quarterly in arrears a fee equal to one-quarter of one percent (.25%) of the average daily amount by which the maximum commitment under the Revolving Credit exceeds the actual principal amount outstanding thereunder on a daily basis during each fiscal quarter, as determined by the Bank.

4.   Other Charges.  Late Charges, Default Rate and other fees shall be charged
     -------------
as provided in the Loan Agreement, the Notes and the other Loan Documents, all as modified this date.

     The Borrower hereby acknowledges receipt of a copy of this Statement at or before the closing of even date, and confirms that this transaction involves a commercial loan not subject to federal truth-in-lending laws and regulations.

     Disclosed by Bank and acknowledged by Borrower this 19th day of November, 1997.


WITNESS:                            PC CONNECTION, INC.


/s/ Paul Drahnak                    By: /s/ Wayne L. Wilson
-------------------------               -------------------------------
                                        Duly Authorized

                            INCUMBENCY CERTIFICATE

I, Steven Markiewicz, Secretary of PC Connection, Inc. ("Corporation") certify as follows:

1. The Restated Articles of Incorporation of the Corporation filed with the New Hampshire Secretary of State on March 30, 1995 have not been amended.

2. The bylaws of the Corporation, attached as Exhibit B to the Incumbency Certificate delivered to State Street Bank & Trust Co. on March 24, 1997, are unchanged except pursuant to a resolution passed during a meeting of the Shareholders and Directors on September 26, 1997, which states as follows: The shareholders and directors voted unanimously to amend the bylaws to increase the number of directors to five (5) and the shareholders voted unanimously to elect Peter J. Baxter as a director of the corporation to serve until the next annual meeting.

3. Attached hereto as Exhibit A is the resolution adopted by the Corporation to increase the amount of the Revolving Credit to a maximum of $45 million, which has not been rescinded and is in full force and effect.

4. The directors and officers named below have been duly elected and qualified to hold their respective offices set opposite their names:

     Members of the Board of Directors:

     Patricia Gallup          Chairman             Martin Murrer
     David Hall               Vice Chairman        Peter J. Baxter
     David Beffa-Negrini

     Officers:

     Patricia Gallup     President & CEO
     David Hall          Executive Vice President and Treasurer
     Wayne Wilson        Senior Vice President, CFO and COO
     Robert Wilkins      Vice President of Merchandising/Product Management
     Wayne Roland        Vice President of Fulfillment Operations
     John Bomba          Vice President of Information Services and CIO
     Jack Ferguson       Assistant Treasurer
     Steven Markiewicz   Secretary
     Thomas Hemnes       Assistant Secretary

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation to this Certificate this 7th day of November, 1997.

/s/ Helena M. Corey                      /s/ Steven Markiewicz
--------------------------               ----------------------------
                                         Steven Markiewicz

The undersigned, duly elected COO of the Corporation, certifies that Steven Markiewicz is the duly elected and acting Secretary of the Corporation and that set forth above is his true signature.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 7th day of November, 1997.


                                    /s/ Wayne L. Wilson
                                    ----------------------------
                                    Wayne Wilson

To Registry of Deeds: Please also index this under property owner: CENTURY PARK, LLC


                            COLLATERAL ASSIGNMENT OF
                            ------------------------
                               LEASEHOLD INTEREST
                               ------------------

     COLLATERAL ASSIGNMENT OF LEASEHOLD INTEREST, made this 19th day of November, 1997, by PC CONNECTION, INC, a New Hampshire corporation with a principal place of business at 528 Route 13, Milford, New Hampshire 03055 (individually and collectively the "Assignor"), to STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation with an address of 225 Franklin Street, Boston, Massachusetts 02110 (the "Assignee").

                                  WITNESSETH:
                                  ----------

     1.   Assignment of Leasehold Interests.  For value received, and for other
          ---------------------------------
good and valuable consideration, the receipt of which is hereby acknowledged by the Assignor, the Assignor hereby grants, transfers and assigns to the Assignee, its successors and assigns, all right, title and interest of the Assignor, as Lessee, in and to those certain Leases referenced on Exhibit A attached hereto,
                                                     ---------
with such Lease being incorporated by reference herein, together with any modifications, extensions or renewals thereof, and all benefits accruing to the Assignor thereunder including any purchase options thereunder (said Leases, together with all such modifications, extensions, renewals and benefits being hereinafter referred collectively as the "Lease"). The within assignment is for the purpose of securing payment and performance of all debts, liabilities and obligations of the Assignor to the Assignee of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to, without limitation, an Amended and Restated Commercial Loan Agreement dated as of March 31, 1997 by and between the Assignor and the Assignee, as amended as of the date hereof and as may be amended from time to time hereafter (the "Loan Agreement"), under the Revolving Credit Note of even date of Assignor payable to the order of Assignee in the principal amount of up to Forty-Five Million Dollars ($45,000,000.00), the Term Note dated March 31, 1997, as modified by a Note Modification Agreement of even date of the Assignor payable to the Assignee in the principal amount of Five Million Dollars ($5,000,000.00) (collectively, as the foregoing notes may be amended, modified or extended, the "Note"), or under any agreements or documents given as security for the Note (all hereinafter called "Obligations"). Terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     The Assignee, by acceptance hereof, agrees:

          a. Not to take any action to assert its rights to possession of the premises demised under the Lease (the "Premises") unless and until there shall exist or occur a default hereunder, an Event of Default (as defined in any Loan Document) or any default respecting any Obligation.

          b. Upon payment and performance in full of all Obligations, this Assignment shall be void and of no effect. However, the affidavit, certificate, or other written statement of any officer of the Assignee indicating that any of the Obligations remain unpaid or unperformed shall be and constitute conclusive evidence of the continuing validity and effectiveness of this Assignment, and any person may, and is hereby authorized to, rely thereon.

     2.  Warranties of the Assignor. The Assignor warrants that:
         --------------------------

          a. The Assignor has not executed any prior assignment of any of its rights under the Lease or encumbered its leasehold interest in the Lease in any manner whatsoever.

          b. The Assignor has not done anything which might prevent the Assignee from, or limit the Assignee in, operating under any of the provisions hereof or of the Lease.

          c. There is no default, and no event has occurred which with the giving of notice or the passage of time or both would constitute a default, by the Assignor under the Lease.

          d. The Lease is in full force and effect and has not been modified in any respect.

          e. The Assignor has delivered to the Assignee a true, accurate, and complete copy of the Lease.

          f. The Assignor has the right to assign said Lease to the Assignee hereunder and all necessary consents to assignment, if any, have been obtained.

          g. The Assignor has the right, power, legal capacity, and authority to enter into and perform its obligations under this Assignment, and no approval, consent, order or authorization of or registration or filing with any governmental authority or any other person or entity is necessary or required in connection with this Assignment, and this Assignment will not result in the breach of any document to which the Assignor is a party or any decree or order to which the Assignor is subject.

     3.   Agreements of the Assignor. The Assignor agrees that:
          --------------------------

          a. The Assignee may, in its sole discretion and at the expense of the Assignor, record or cause to be recorded this Assignment.

          b. The Assignor will, at its sole cost and expense, observe, fulfill and perform on a timely basis each and every condition and covenant of the Lease by the Assignor to be observed, fulfilled or performed, including the payment of all rents accruing at the time they shall become due; give prompt notices to the Assignee of any notice received by the Assignor of default by the Assignor under the Lease, together with a complete copy of any such notice; not modify, extend or in any way alter the terms of the Lease other than in the ordinary course of business; not terminate the term of the Lease or accept a surrender thereof unless required to do so by the terms of the Lease; not waive, or release the lessor from, any obligations or conditions to be performed by the lessor under the Lease; not sublease any portion of the premises demised under the Lease or assign the Lease or encumber or transfer Assignor's interest in the Lease in any manner whatsoever.

     4.  Terms and Conditions.
         --------------------

          a. The Assignor grants to the Assignee the right, upon or at any time or times after the occurrence or existence of a default by the Assignor under any of the Lease, to cure any such default(s) if the Assignee so elects.

          b. At the Assignor's sole cost and expense, the Assignor will appear in and defend any action growing out of or in any manner connected with the Lease or the obligations or liabilities of the lessor, the Assignor or any guarantor thereunder.

          c. Should the Assignor fail to do any act as herein provided, then, upon written notice, the Assignee may, but without obligation to do so, make or do the same, including specifically, without limitation, appearing in and defending any action purporting to affect the security hereof or the rights or powers of the Assignee and performing any obligation of the Assignor contained in the Lease, and in exercising any such powers paying necessary court costs, reasonable attorneys' fees, and expenses; and the Assignor will pay immediately upon demand all sums expended by the Assignee under the authority hereof, together with highest rate of interest thereon at the rate from time to time applicable under the Note, and the same shall be included as Obligations and shall be secured hereby and by any and all other collateral at any time given by the Assignor to the Assignee to secure the Obligations.

          d. After the occurrence of any default under the Loan Documents or respecting any Obligations, the Assignee, at its option, without notice, and without regard to the adequacy of security for the Obligations, either in person or by agent, with or without bringing any action or proceeding, the Assignee shall have the option to take possession of the Premises, and to hold the same as lessee under the Lease; and, with or without taking physical possession of the Premises: (i) to collect income and profits from operation of the Premises and to apply such income and profits, in such priority as Assignee in its sole discretion may determine, to payment of all expenses of operating, managing and maintaining the Premises, specifically including rent and additional rent under the Lease, and then to payment of the principal, interest and other indebtedness due to the Assignee, together with costs and attorneys' fees; (ii) to execute all options to extend the Lease; (iii) to further assign the rights of the lessee under the Lease, without any right of redemption by the Assignor; and (iv) in general, do any acts which the Assignee deems proper to protect the security hereof or which the lessee under the Lease shall have the right to do; provided, however, that the Assignee must assume the
                  --------  -------
     Assignor's obligations on a prospective basis under the Lease if the Assignee assumes the Assignor's rights under the Lease; provided, further,
                                                             --------  -------
     that such assumption shall not relieve the Assignor of its obligations under the Lease, and the Assignor shall remain primarily liable for such obligations.

          e. The Assignee shall not be obligated to perform or discharge any obligation under the Lease or by reason of this Assignment and the Assignor hereby agrees to indemnify and hold harmless the Assignee from and against any and all liability, loss, damage, cost, or expense which the Assignee may or might incur under the Lease or under or by reason of this Assignment, and from and against any and all claims and demands whatsoever which may be asserted against the Assignee by reason of any alleged obligations or undertaking on its part to perform or discharge any of the terms of the Lease, excepting only those actions actually taken by Assignee under this Assignment. Without limitation of the foregoing, it is further understood that this Assignment shall not at any time operate to place responsibility upon the Assignee for the control, care, management or repair of the Premises, nor for the carrying out of any of the provisions of the Lease, nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises by the Assignor or any other parties, or for any dangerous or defective condition of said Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any person, excepting only those actions actually taken by Assignee under this Assignment. Should the Assignee incur any such liability, loss or damage under the Lease or under or by reason of this Assignment, or in defense against any such claims or demands, the amount thereof, including costs, expenses, and attorneys' fees, together with interest thereon at the highest rate from time to time applicable under the Note, shall be included as Obligations and shall be secured hereby and by any and all collateral at any time given by the Assignor to the Assignee to secure the Obligations, and the Assignor shall reimburse the Assignee there for immediately upon demand.

     5.   Miscellaneous.
          -------------

          a. The rights of the Assignee hereunder shall not be affected by any extensions, renewals, indulgences, settlements, or compromises respecting any obligations; by the release of any party primarily or secondarily liable respecting any Obligations; or by the taking or release by the Assignee of any security for any Obligations or for the performance by any party primarily or Secondarily liable respecting any Obligations.

          b. No delay or omission on the part of the Assignee in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

          c. All the Assignee's rights and remedies, whether evidenced hereby or by any other agreement or instrument, or whether otherwise available, shall be cumulative.

          d. Any demand or notice which any party may be required to or may elect to give shall be given as provided in the Loan Agreement.

          e. All rights of the Assignee hereunder shall inure to the benefit of the successors and assigns of the Assignee, and this Assignment shall bind the Assignor's successors and assigns.

          f. If any provision hereof shall be invalid or unenforceable in any respect, the remaining provisions hereof shall remain in full force and effect and shall be enforceable to the maximum extent Permitted by law.

          g. No consent, approval, or waiver shall be binding on the Assignee unless in writing.

          h. This Assignment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the State of New Hampshire and shall be construed liberally in favor of the Assignee.

     WITNESS the execution hereof, as a sealed instrument, on this the 19th day of November, 1997.

                              PC CONNECTION, INC.


/s/ Paul Drahnak                         By: /s/ Wayne L. Wilson
---------------------------------           ----------------------------------
Witness                                     Wayne L. Wilson, Senior Vice
President


/s/ Jack L. Ferguson
---------------------------------
Witness

                              STATE STREET BANK AND TRUST COMPANY


/s/                                      By /s/ Thomas J. Pyles
---------------------------------          -------------------------------
Witness                                    Thomas J. Pyles, Vice President


/s/ Dawn R. Miller
---------------------------------
Witness

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH, SS.

     On this the 19th day of NOVEMBER, 1997, before, me, the undersigned notary or justice, personally appeared Thomas J. Pyles, who acknowledged himself to be a Vice President of State Street Bank and Trust Company, a bank, and that he, as such authorized officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such authorized officer.


                              /s/ Wayne Bruce LeBlanc
                              -------------------------------------
                              Notary Public
                              My commission expires: June 19, 2003

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH, SS.

     On this the 19th day of November, 1997, before me, the undersigned notary or justice, personally appeared Wayne L. Wilson, who acknowledged himself to be a

Senior Vice President of PC Connection, Inc., a corporation, and that he, as such authorized officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such authorized officer.


                              /s/ Dolores R. Collins
                              --------------------------------------
                              Dolores R. Collins,
                              Notary Public
                              My commission expires:  January 27, 1999

                                                                     Xenia, Ohio

                            COLLATERAL ASSIGNMENT OF
                            ------------------------
                               LEASEHOLD INTEREST
                               ------------------

     COLLATERAL ASSIGNMENT OF LEASEHOLD INTEREST, made this 19th day of November, 1997, by PC CONNECTION, INC, a New Hampshire corporation with a principal place of business at 528 Route 13, Milford, New Hampshire 03055 (individually and collectively the "Assignor"), to STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation with an address of 225 Franklin Street, Boston, Massachusetts 02110 (the "Assignee").

                                  WITNESSETH:
                                  ----------

     1.   Assignment of Leasehold Interests.  For value received, and for other
          ---------------------------------
good and valuable consideration, the receipt of which is hereby acknowledged by the Assignor, the Assignor hereby grants, transfers and assigns to the Assignee, its successors and assigns, all right, title and interest of the Assignor, as Lessee, in and to those certain Leases referenced on Exhibit A attached hereto,
                                                     ---------
with such Lease being incorporated by reference herein, together with any modifications, extensions or renewals thereof; and all benefits accruing to the Assignor thereunder including any purchase options thereunder (said Leases, together with all such modifications, extensions, renewals and benefits being hereinafter referred collectively as the "Lease"). The within assignment is for the purpose of securing payment and performance of all debts, liabilities and obligations of the Assignor to the Assignee of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to, without limitation, an Amended and Restated Commercial Loan Agreement dated as of March 31, 1997 by and between the Assignor and the Assignee, as amended as of the date hereof and as may be amended from time to time hereafter (the "Loan Agreement"), under the Revolving Credit Note of even date of Assignor payable to the order of Assignee in the principal amount of up to Forty-Five Million Dollars ($45,000,000.00), the Term Note dated March 31, 1997, as modified by a Note Modification Agreement of even date of the Assignor payable to the Assignee in the principal amount of Five Million Dollars ($5,000,000.00) (collectively, as the foregoing notes may be amended, modified or extended, the "Note"), or under any agreements or documents given as security for the Note (all hereinafter called "Obligations"). Terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     The Assignee, by acceptance hereof; agrees:

          a. Not to take any action to assert its rights to possession of the premises demised under the Lease (the "Premises") unless and until there shall exist or occur a default hereunder, an Event of Default (as defined in any Loan Document) or any default respecting any Obligation.

          b. Upon payment and performance in full of all Obligations, this Assignment shall be void and of no effect. However, the affidavit, certificate, or other written statement of any officer of the Assignee indicating that any of the Obligations remain unpaid or unperformance shall be and constitute conclusive evidence of the continuing validity and effectiveness of this Assignment, and any person may, and is hereby authorized to, rely thereon.

     2.  Warranties of the Assignor. The Assignor warrants that:
         --------------------------

          a. The Assignor has not executed any prior assignment of any of its rights under the Lease or encumbered its leasehold interest in the Lease in any manner whatsoever.

          b. The Assignor has not done anything which might prevent the Assignee from, or limit the Assignee in, operating under any of the provisions hereof or of the Lease.

          c. There is no default, and no event has occurred which with the giving of notice or the passage of time or both would constitute a default, by the Assignor under the Lease.

          d. The Lease is in full force and effect and has not been modified in any respect.

          e. The Assignor has delivered to the Assignee a true, accurate, and complete copy of the Lease.

          f. The Assignor has the right to assign said Lease to the Assignee hereunder and all necessary consents to assignment, if any, have been obtained.

          g. The Assignor has the right, power, legal capacity, and authority to enter into and perform its obligations under this Assignment, and no approval, consent, order or authorization of or registration or filing with any government authority or any other person or entity is necessary or required in connection with this Assignment, and this Assignment will not result in the breach of any document to which the Assignor is party or any decree or order to which the Assignor is subject.

     3.  Agreements of the Assignor. The Assignor agrees that:
         --------------------------

          a. The Assignee may, in its sole discretion and at the expense of the Assignor, record or cause to be recorded this Assignment.

          b. The Assignor will, at its sole cost and expense, observe, fulfill and perform on a timely basis each and every condition and covenant of the Lease by the Assignor to be observed, fulfilled or performed, including the payment of all rents accruing at the time they shall become due; give prompt notices to the Assignee of any notice received by the Assignor of default by the Assignor under the Lease, together with a complete copy of any such notice; not modify, extend or in any way alter the terms of the Lease other than in the ordinary course of business; not terminate the term of the Lease or accept a surrender thereof unless required to do so by the terms of the Lease; not waive, or release the lessor from, any obligations or conditions to be performed by the lessor under the Lease; not sublease any portion of the premises demised under the Lease or assign the Lease or encumber or transfer Assignor's interest in the Lease in any manner whatsoever.

     4.  Terms and Conditions.
         --------------------

          a. The Assignor grants to the Assignee the right, upon or at any time or times after the occurrence or existence of a default by the Assignor under any of the Lease, to cure any such default(s) if the Assignee so elects.

          b. At the Assignor's sole cost and expense, the Assignor will appear in and defend any action growing out of or in any manner connected with the Lease or the obligations or liabilities of the lessor, the Assignor or any guarantor thereunder.

          c. Should the Assignor fail to do any act as herein provided, then, upon written notice, the Assignee may, but without obligation to do so, make or do the same, including specifically, without limitation, appearing in and defending any action purporting to affect the security hereof or the rights or powers of the Assignee and performing any obligation of the Assignor contained in the Lease, and in exercising any such powers paying necessary court costs, reasonable attorneys' fees, and expenses; and the Assignor will pay immediately upon demand all sums expended by the Assignee under the authority hereof; together with highest rate of interest thereon at the rate from time to time applicable under the Note, and the same shall be included as Obligations and shall be secured hereby and by any and all other collateral at any time given by the Assignor to the Assignee to secure the Obligations.

          d. After the occurrence of any default under the Loan Documents or respecting any Obligations, the Assignee, at its option, without notice, and without regard to the adequacy of security for the Obligations, either in person or by agent, with or without bringing any action or proceeding, the Assignee shall have the option to take possession of the Premises, and to hold the same as lessee under the Lease; and, with or without taking physical possession of the Premises:

     (i) to collect income and profits from operation of the Premises and to apply such income and profits, in such priority as Assignee in its sole discretion may determine, to payment of all expenses of operating, managing and maintaining the Premises, specifically including rent and additional rent under the Lease, and then to payment of the principal, interest and other indebtedness due to the Assignee, together with costs and attorneys' fees; (ii) to execute all options to extend the Lease; (iii) to further assign the rights of the lessee under the Lease, without any right of redemption by the Assignor; and (iv) in general, do any acts which the Assignee deems proper to protect the security hereof or which the lessee under the Lease shall have the right to do; provided, however, that the
                                                 -----------------
     Assignee must assume the Assignor's obligations on a prospective basis under the Lease if the Assignee assumes the Assignor's rights under the Lease; provided, further, that such assumption shall not relieve the
            -----------------
     Assignor of its obligations under the Lease, and the Assignor shall remain primarily liable for such obligations.

          e. The Assignee shall not be obligated to perform or discharge any obligation under the Lease or by reason of this Assignment and the Assignor hereby agrees to indemnify and hold harmless the Assignee from and against any and all liability, loss, damage, cost, or expense which the Assignee may or might incur under the Lease or under or by reason of this Assignment, and from and against any and all claims and demands whatsoever which may be asserted against the Assignee by reason of any alleged obligations or undertaking on its part to perform or discharge any of the terms of the Lease, excepting only those actions actually taken by Assignee under this Assignment. Without limitation of the foregoing, it is further understood that this Assignment shall not at any time operate to place responsibility upon the Assignee for the control, care, management or repair of the Premises, nor for the carrying out of any of the provisions of the Lease, nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises by the Assignor or any other parties, or for any dangerous or defective condition of said Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any person, excepting only those actions actually taken by Assignee under this Assignment. Should the Assignee incur any such liability, loss or damage under the Lease or under or by reason of this Assignment, or in defense against any such claims or demands, the amount thereof; including costs, expenses, and attorneys' fees, together with interest thereon at the highest rate from time to time applicable under the Note, shall be included as Obligations and shall be secured hereby and by any and all collateral at any time given by the Assignor to the Assignee to secure the Obligations, and the Assignor shall reimburse the Assignee therefor immediately upon demand.

     5.   Miscellaneous.
          -------------

          a. The rights of the Assignee hereunder shall not be affected by any extensions, renewals, indulgences, settlements, or compromises respecting any Obligations; by the release of any party primarily or secondarily liable respecting any Obligations; or by the taking or release by the Assignee of any security for any Obligations or for the performance by any party primarily or secondarily liable respecting any Obligations.

          b. No delay or omission on the part of the Assignee in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

          c. All the Assignee's rights and remedies, whether evidenced hereby or by any other agreement or instrument, or whether otherwise available, shall be cumulative.

          d. Any demand or notice which any party may be required to or may elect to give shall be given as provided in the Loan Agreement.

          e. All rights of the Assignee hereunder shall inure to the benefit of the successors and assigns of the Assignee, and this Assignment shall bind the Assignor's successors and assigns.

          f. If any provision hereof shall be invalid or unenforceable in any respect, the remaining provisions hereof shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

          g. No consent, approval, or waiver shall be binding on the Assignee unless in writing.

          h. This Assignment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the State of New Hampshire and shall be construed liberally in favor of the Assignee.

     WITNESS the execution hereof; as a sealed instrument, on this the 19th day of November, 1997.

                                         PC CONNECTION, INC.


/s/ Paul Drahnak                         By: /s/ Wayne L. Wilson
-------------------------------------        ----------------------------------
Witness                                      Wayne L. Wilson,
                                             Senior Vice President


/s/ Jack L. Ferguson
------------------------------------
Witness

                                        STATE STREET BANK AND
                                        TRUST COMPANY

/s/                                     By: /s/ Thomas J. Pyles
------------------------------------       ------------------------------------
Witness                                    Thomas J. Pyles, Vice President


/s/ Dawn R. Miller
------------------------------------
Witness


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH, SS.

     On this the 19th day of November, 1997, before me, the undersigned notary or justice, personally appeared Thomas J. Pyles, who acknowledged himself to be a Vice President of State Street Bank and Trust Company, a bank, and that he, as such authorized officer, being authorized So to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such authorized officer.


                              /s/ Wayne Bruce LeBlanc
                              --------------------------------------
                              Notary Public
                              My commission expires: June 19, 2003

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH, SS.

     On this the 19th day of November, 1997, before me, the undersigned notary or justice, personally appeared Wayne L. Wilson, who acknowledged himself to be a Senior

Vice President of PC Connection, Inc., a corporation, and that he, as such authorized officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such authorized officer.


                              /s/ Dolores R. Collins
                              -----------------------------------------
                              Dolores R. Collins,
                              Notary Public
                              My commission expires:  January 27, 1999

Schedules and Exhibits may be obtained from the Registrant upon written request.